                                                                   EXHIBIT 10.24

--------------------------------------------------------------------------------



                           LOAN AND SECURITY AGREEMENT

                                      AMONG

                         SIMIONE CENTRAL HOLDINGS, INC.,

                          EACH OF THOSE SUBSIDIARIES OF
                    SIMIONE CENTRAL HOLDINGS, INC. IDENTIFIED
            AS "SUBSIDIARY GUARANTORS" ON THE SIGNATURE PAGES HERETO

                                       AND

                       WACHOVIA BANK, NATIONAL ASSOCIATION

                           CLOSING DATE: MAY 11, 1998



--------------------------------------------------------------------------------

                                TABLE OF CONTENTS



         1.       DEFINITIONS, TERMS AND REFERENCES...............................................................1
                  ---------------------------------
                           1.1.     CERTAIN DEFINITIONS...........................................................1
                                    -------------------
                           1.2.     USE OF DEFINED TERMS.........................................................11
                                    --------------------
                           1.3.     ACCOUNTING TERMS.  ..........................................................11
                                    ----------------
                           1.4.     UCC TERMS....................................................................11
                                    ---------

         2.       THE FINANCING..................................................................................11
                  -------------
                           2.1.     EXTENSIONS OF CREDIT.........................................................11
                                    --------------------
                           2.2.     INTEREST AND OTHER CHARGES...................................................12
                                    --------------------------
                           2.3.     GENERAL PROVISIONS AS TO PAYMENTS............................................16
                                    ---------------------------------
                           2.4.     GUARANTY.....................................................................17
                                    --------

         3.       SECURITY INTEREST..............................................................................20
                  -----------------
         4.       REPRESENTATIONS, WARRANTIES AND COVENANTS APPLICABLE TO COLLATERAL.............................20
                  ------------------------------------------------------------------
                           4.1.     GOOD TITLE...................................................................20
                                    ----------
                           4.2.     RIGHT TO GRANT LIEN..........................................................20
                                    -------------------
                           4.3.     SALE OR OTHER DISPOSITION OF COLLATERAL......................................20
                                    ---------------------------------------
                           4.4.     INSURANCE....................................................................20
                                    ---------
                           4.5.     LOCATION OF COLLATERAL.......................................................21
                                    ----------------------

         5.       GENERAL REPRESENTATIONS AND WARRANTIES.........................................................21
                  --------------------------------------
                           5.1.     EXISTENCE AND QUALIFICATION..................................................21
                                    ---------------------------
                           5.2.     AUTHORITY; AND VALIDITY AND BINDING EFFECT...................................21
                                    ------------------------------------------
                           5.3.     INCUMBENCY AND AUTHORITY OF SIGNING OFFICERS.................................21
                                    --------------------------------------------
                           5.4.     NO MATERIAL LITIGATION.......................................................21
                                    ----------------------
                           5.5.     TAXES........................................................................22
                                    -----
                           5.6.     CAPITAL......................................................................22
                                    -------
                           5.7.     ORGANIZATION.................................................................22
                                    ------------
                           5.8.     INSOLVENCY...................................................................22
                                    ----------
                           5.9.     TITLE........................................................................22
                                    -----
                           5.10.    MARGIN STOCK.................................................................22
                                    ------------
                           5.11.    NO VIOLATIONS................................................................22
                                    -------------
                           5.12.    FINANCIAL STATEMENTS.........................................................23
                                    --------------------
                           5.13.    POLLUTION AND ENVIRONMENTAL CONTROL..........................................23
                                    -----------------------------------
                           5.14.    POSSESSION OF PERMITS........................................................23
                                    ---------------------
                           5.15.    SUBSIDIARIES.................................................................23
                                    ------------
                           5.16.    FEDERAL TAXPAYER IDENTIFICATION NUMBER.......................................23
                                    --------------------------------------
                           5.17.    EMPLOYEE BENEFIT PLANS.......................................................24
                                    ----------------------




         6.       AFFIRMATIVE COVENANTS..........................................................................24
                  ---------------------
                           6.1.     RECORDS RESPECTING COLLATERAL................................................24
                                    -----------------------------
                           6.2.     FURTHER ASSURANCES...........................................................24
                                    ------------------
                           6.3.     RIGHT TO INSPECT AND CONDUCT AUDITS..........................................24
                                    -----------------------------------
                           6.4.     PERIODIC FINANCIAL STATEMENTS................................................24
                                    -----------------------------
                           6.5.     ANNUAL FINANCIAL STATEMENTS..................................................25
                                    ----------------------------
                           6.6.     COMPLIANCE CERTIFICATE.......................................................25
                                    ----------------------
                           6.7.     PROJECTIONS..................................................................25
                                    -----------
                           6.8.     PAYMENT OF TAXES.............................................................25
                                    ----------------
                           6.9.     MAINTENANCE OF INSURANCE.....................................................25
                                    ------------------------
                           6.10.    MAINTENANCE OF PROPERTY......................................................26
                                    -----------------------
                           6.11.    CHANGE OF PRINCIPAL PLACE OF BUSINESS, ETC...................................26
                                    -------------------------------------------
                           6.12.    WAIVERS......................................................................26
                                    -------
                           6.13.    PRESERVATION OF EXISTENCE....................................................26
                                    -------------------------
                           6.14.    COMPLIANCE WITH LAWS.........................................................26
                                    --------------------
                           6.15.    .............................................................................26
         CERTAIN REQUIRED NOTICES................................................................................26
         ------------------------
                           6.16.    YEAR 2000 COMPATIBILITY......................................................26
                                    -----------------------
                           6.17.    SEC REPORTS..................................................................27
                                    -----------
         7.       NEGATIVE COVENANTS.............................................................................27
                  ------------------
                           7.1.     ENCUMBRANCES.................................................................27
                                    ------------
                           7.2.     DEBT.........................................................................27
                                    ----
                           7.3.     CONTINGENT LIABILITIES.......................................................27
                                    ----------------------
                           7.4.     DIVIDENDS....................................................................28
                                    ---------
         STOCK REDEMPTIONS.......................................................................................28
         -----------------
                           7.6.     INVESTMENTS..................................................................28
                                    -----------
                           7.7.     MERGERS......................................................................28
                                    -------
                           7.8.     BUSINESS LOCATIONS...........................................................28
                                    ------------------
                           7.9.     AFFILIATE TRANSACTIONS.......................................................28
                                    ----------------------
                           7.10.    FISCAL YEAR..................................................................28
                                    -----------
                           7.11.    DISPOSITION OF ASSETS........................................................28
                                    ---------------------
                           7.12.    FEDERAL TAXPAYER IDENTIFICATION NUMBER.......................................29
                                    --------------------------------------
                           7.13.    EMPLOYEE BENEFIT PLANS.......................................................29
                                    ----------------------
                           7.14.    SUBSIDIARIES.................................................................29
                                    ------------

         8.       FINANCIAL COVENANTS............................................................................29
                  -------------------
                           8.1.     NET WORTH....................................................................29
                                    ---------
                           8.2.     LEVERAGE RATIO...............................................................29
                                    --------------
                           8.3.     LIQUIDITY....................................................................29
                                    ---------

         9.       EVENTS OF DEFAULT..............................................................................29
                  -----------------



                           9.1.     OBLIGATIONS..................................................................29
                                    -----------
                           9.2.     MISREPRESENTATIONS...........................................................29
                                    ------------------
                           9.3.     CERTAIN COVENANTS............................................................30
                                    -----------------
                           9.4.     OTHER COVENANTS..............................................................30
                                    ---------------
                           9.5.     OTHER DEBTS..................................................................30
                                    -----------
                           9.6.     VOLUNTARY BANKRUPTCY.........................................................30
                                    --------------------
                           9.7.     INVOLUNTARY BANKRUPTCY.......................................................30
                                    ----------------------
                           9.8.     DAMAGE, LOSS, THEFT OR DESTRUCTION OF COLLATERAL.............................31
                                    ------------------------------------------------
                           9.9.     JUDGMENTS....................................................................31
                                    ---------
                           9.11.    CHANGE OF CONTROL, ETC.......................................................31
                                    -----------------------

         10.      REMEDIES.......................................................................................31
                  --------
                           10.1.    ACCELERATION OF THE OBLIGATIONS..............................................31
                                    -------------------------------
                           10.2.    DEFAULT......................................................................32
                                    -------
                           10.3.    REMEDIES OF A SECURED PARTY..................................................32
                                    ---------------------------
                           10.4.    REPOSSESSION OF THE COLLATERAL...............................................32
                                    ------------------------------
                           10.5.    DIRECT NOTIFICATION..........................................................32
                                    -------------------
                           10.6.    SET OFF......................................................................33
                                    -------
                           10.7.    OTHER REMEDIES...............................................................33
                                    --------------

         11.      MISCELLANEOUS..................................................................................33
                  -------------
                           11.1.    WAIVER.......................................................................33
                                    ------
                           11.2.    GOVERNING LAW................................................................33
                                    -------------
                           11.3.    SURVIVAL.....................................................................33
                                    --------
                           11.4.    ASSIGNMENTS..................................................................33
                                    -----------
                           11.5.    COUNTERPARTS.................................................................34
                                    ------------
                           11.6.    REIMBURSEMENT................................................................34
                                    -------------
                           11.7.    SUCCESSORS AND ASSIGNS.......................................................34
                                    ----------------------
                           11.8.    SEVERABILITY.................................................................34
                                    ------------
                           11.9.    NOTICES......................................................................34
                                    -------
                           11.10.   ENTIRE AGREEMENT: AMENDMENTS.................................................35
                                    ----------------------------
                           11.11.   TIME OF ESSENCE..............................................................35
                                    ---------------
                           11.12.   INTERPRETATION...............................................................35
                                    --------------
                           11.13.   LENDER NOT A JOINT VENTURER..................................................35
                                    ---------------------------
                           11.14.   JURISDICTION.................................................................35
                                    ------------
                           11.15.   ACCEPTANCE...................................................................35
                                    ----------
                           11.16.   PAYMENT ON NON-BUSINESS DAYS.................................................36
                                    ----------------------------
                           11.17.   CURE OF DEFAULTS BY LENDER...................................................36
                                    --------------------------
                           11.18.   RECITALS.....................................................................36
                                    --------
                           11.19.   ATTORNEY-IN-FACT.............................................................36
                                    ----------------
                           11.20.   SOLE BENEFIT.................................................................36
                                    ------------
                           11.21.   INDEMNIFICATION..............................................................36
                                    ---------------
                           11.22.   JURY TRIAL WAIVER............................................................37
                                    -----------------




                           11.23.   TERMINOLOGY..................................................................37
                                    -----------
                           11.24.   EXHIBITS.....................................................................37
                                    --------


         12.      CONDITIONS PRECEDENT...........................................................................37
                  --------------------
                           12.1.    SECRETARY'S CERTIFICATE......................................................38
                                    -----------------------
                           12.2.    GOOD STANDING CERTIFICATES...................................................38
                                    --------------------------
                           12.3.    LOAN DOCUMENTS...............................................................38
                                    --------------
                           12.4.    INSURANCE....................................................................38
                                    ---------
                           12.5.    FINANCING STATEMENTS.........................................................38
                                    --------------------
                           12.6.    OPINION OF COUNSEL...........................................................38
                                    ------------------
                           12.7.    LANDLORD AGREEMENTS..........................................................38
                                    -------------------
                           12.8.    NO DEFAULT...................................................................38
                                    ----------
                           12.9.    NO MATERIAL ADVERSE CHANGE...................................................38
                                    --------------------------
                           12.10.   SECURITIES PLEDGE AGREEMENT..................................................39
                                    ---------------------------
                           12.11.   OTHER........................................................................39
                                    -----

                           LOAN AND SECURITY AGREEMENT


PREAMBLE. THIS AGREEMENT, made, entered into and effective as of May 11, 1998, by and between SIMIONE CENTRAL HOLDINGS, INC., a Delaware corporation ("Borrower"); each of those Subsidiaries of Borrower identified as "Subsidiary Guarantors" on the signature pages to this Agreement (the "Subsidiary Guarantors"); and WACHOVIA BANK, NATIONAL ASSOCIATION, a national bank ("Lender").

                              W I T N E S S E T H :

         WHEREAS, Borrower has applied to Lender for certain financing, as more particularly described hereinbelow, consisting, initially, of a $25,000,000 revolving line of credit; and

         WHEREAS, the Subsidiary Guarantors will receive direct and material economic benefit from the financing being extended to Borrower pursuant hereto and have agreed to join with Borrower in the execution of this Agreement to evidence their issuance of a secured Guaranty in favor of Lender in respect of the Obligations, and for related purposes; and

         WHEREAS, Lender is willing to extend such financing to Borrower in accordance with the terms hereof upon the execution of this Agreement by Borrower and the Subsidiary Guarantors (Borrower and all such Subsidiary Guarantors herein sometimes called, collectively, the "Obligors" or, individually, an "Obligor"), compliance by Obligors with all of the terms and provisions of this Agreement and fulfillment of all conditions precedent to Lender's obligations herein contained;

         NOW, THEREFORE, to induce Lender to extend the financing provided for herein, and for other good and valuable consideration, the sufficiency and receipt of all of which are acknowledged by Obligors, Lender agrees with Obligors as follows:

          1.   DEFINITIONS, TERMS AND REFERENCES.

               1.1. CERTAIN DEFINITIONS. In addition to such other terms as elsewhere defined herein, as used in this Agreement and in any Exhibit or Schedule attached hereto, the following terms shall have the following meanings:

         "Accounts Receivable Collateral" shall mean and include all accounts, accounts receivable, contract rights, instruments, chattel paper and general intangibles in the nature of payment obligations owing to each Obligor, including, without limitation, all rights of each Obligor to payment for goods sold or leased, or to be sold or to be leased, or for services rendered or to be rendered, howsoever evidenced or incurred, together with all returned or repossessed goods and all books, records, computer tapes, programs and ledger books arising therefrom or relating thereto, all whether now owned or hereafter acquired and howsoever arising.

         "Account Debtor" shall mean any Person who is obligated on any of the Accounts Receivable Collateral or otherwise is obligated as a purchaser or lessee of any of the Inventory Collateral.

         "Advance" shall mean an advance of borrowed funds made by Lender to or on behalf of Borrower pursuant to this Agreement.

         "Affiliate" shall mean, with respect to any Person, any Person Controlling, Controlled by or under common Control with such Person, and any Subsidiary, shareholder, partner, member, director, manager or officer of such Person.

         "Agreement" shall mean this Loan and Security Agreement, as it may be modified, amended or supplemented from time to time; together with any and all Schedules or Exhibits attached hereto.

         "Applicable Rate" shall mean the interest rate per annum payable on the Advances, as is defined and more particularly described in Section 2.2.1.

          "Balances Collateral" shall mean all property of each Obligor left with Lender or in Lender's possession, custody or control now or hereafter, all deposit accounts of each Obligor now or hereafter opened with Lender, all certificates of deposit now or hereafter issued by Lender to each Obligor, and all drafts, checks and other items deposited in or with Lender by each Obligor for collection now or hereafter.

         "Bankruptcy Code" shall mean Title 11 of the United States Code, as it may be amended from time to time.

         "Borrower" shall have the meaning given to such term in the preamble to this Agreement.

         "Borrower Information Schedule" shall mean an information schedule, to be completed by Borrower in respect of each Obligor, in substantially the form of Exhibit "A" attached hereto.

         "Borrowings" shall mean Advances of borrowed funds made hereunder to or on behalf of Borrower pursuant to this Agreement.

         "Business Day" shall mean a day on which Lender is open for the conduct of banking business at its principal office in Atlanta, Georgia; provided, however, that, for purposes of determining the timing of requests for, and establishing the Applicable Rate on, LIBOR Borrowings, "Business Day" shall mean, additionally, any day on which dealings in United States Dollar deposits are also being carried out by Lender in the London interbank eurodollar market.

         "Cash Equivalents" shall mean (i) investments in direct obligations of the United States of America, or any agency thereof or obligations guaranteed by the United States of America, provided that such obligations mature within one
(1) year from the date of acquisition thereof; (ii) investments in time deposits, demand deposits and certificates of deposit maturing within one (1) year from the date of acquisition issued by a bank or trust company organized under the laws of the United States or any state thereof having capital surplus and undivided profits aggregating at least $500,000,000;

and (iii) investments in commercial paper given the highest rating by a national credit rating agency and maturing not more than two hundred seventy (270) days from the date of creation thereof.

         "Closing Date" shall mean the date set forth on the cover page as the "Closing Date."

         "Collateral" shall mean the property, or interests in property, of each Obligor described as such in Article 3 plus any other property, or interests in property, of each Obligor in which Lender has, or hereafter obtains or claims, a Lien as security for the payment of the Obligations.

         "Collateral Locations" shall mean the Executive Office and those additional locations, if any, set forth and described on the Borrower Information Schedule, as they may be modified from time to time pursuant to
Section 7.8.

         "Columbia/HCA Guaranty" shall mean the guaranty, dated on or about October 31, 1996, given by Simione Central, Inc. to Columbia/HCA and/or certain of its Affiliates in respect of certain indemnity obligations of the former stockholders of CHHC, formerly an Affiliate of Borrower.

         "Compliance Certificate" shall mean a certificate to be signed by a duly authorized officer of Borrower pursuant to Section 6.6, in substantially the form of Exhibit "B" attached hereto (unless otherwise required or approved by Lender).

         "Commitment" shall mean the maximum amount which is available for borrowing under the Line of Credit (considered without regard to the Margin) which, as of the Closing Date, is Twenty-Five Million Dollars ($25,000,000).

         "Consolidated Subsidiaries" shall mean those Subsidiaries of Borrower (if any) existing from time to time which, for purposes of GAAP, are required to be consolidated for financial reporting purposes.

         "Control," "Controlled" or "Controlling" shall mean, with respect to any Person, the power to direct the management and policies of such Person, directly, indirectly, whether through the ownership of voting securities or otherwise; provided, however, that, in any event, any Person which owns directly or indirectly twenty percent (20%) or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation shall be deemed to "Control" such corporation for purposes of this Agreement.

         "Debt" means all liabilities, obligations and indebtedness of a Person, of any kind or nature, whether now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, and whether primary, secondary, direct, contingent, fixed or otherwise, including, without in any way limiting the generality of the foregoing: (i) the Obligations; (ii) Purchase Money Debt; (iii) all obligations, liabilities and indebtedness secured by any Lien on a Person's Property, even though such Person shall not have assumed or become liable for the payment thereof; (iv) all obligations or liabilities created or arising under any capital lease, synthetic lease, conditional sale or other title retention agreement; (v) all accrued pension fund and other employee benefit plan obligations and liabilities; (vi) all Guaranteed Obligations; (vii) any liabilities under, or associated with, interest rate protection agreements and derivative products; and (viii) any net deferred tax liabilities.

         "Default Condition" shall mean the occurrence of any event which, after satisfaction of any requirement for the giving of notice or the lapse of time, or both, would become an Event of Default.

         "Default Rate" shall mean that interest rate per annum equal to two percent (2%) per annum in excess of the otherwise Applicable Rate payable on any Obligation.

         "Dollars" or "$" shall mean United States Dollars.

         "EBITDA" shall mean, for Borrower and its Consolidated Subsidiaries, determined in accordance with GAAP, for the fiscal period in question, earnings before interest expense, income tax expense, depreciation and amortization expense, less dividends, less extraordinary gains, plus any non-recurring, non-cash write-offs associated with Permitted Acquisitions.

         "Employee Benefit Plan" shall mean any employee welfare benefit plan, as that term is defined in Section 3(1) of ERISA, any employee pension benefit plan, as that term is defined in Section 3(2) of ERISA, or any other plan which is subject to the provisions of Title IV of ERISA which is for the benefit of any employees of Borrower and any employees of any Subsidiary or any other entity which is a member of a "controlled group" or under "common control" with Borrower or any Subsidiary, as such quoted terms are defined in Section 4001(a)(14) of ERISA.

         "Environmental Laws" shall mean all federal, state and local laws, rules, regulations, ordinances, programs, permits, guidances, orders and consent decrees relating to health, safety and environmental matters, whether now or hereafter existing, including, but not limited to state and federal superlien and environmental cleanup laws and U.S. Department of Transportation regulations and any other state or local law or regulation relating to pollution, reclamation, or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, or hazardous or toxic materials or wastes into air, water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling or pollutants, contaminants or hazardous or toxic materials or wastes.

         "Equipment Collateral" shall mean all equipment and fixtures of each Obligor, whether now owned or hereafter acquired, wherever located, including, without limitation, all machinery, furniture, furnishings, leasehold improvements, computer hardware, motor vehicles, forklifts, rolling stock, dies and tools used or useful in each Obligor's business operations.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as may be amended from time to time.

         "Event of Default" shall mean any of the events or conditions described in Article 13, provided that any requirement for the giving of notice or the lapse of time, or both, has been satisfied.

         "Executive Office" shall mean the address of each Obligor's chief executive office and principal place of business, as designated on the Borrower Information Schedule.

         "Fiscal Year", in respect of a Person, shall mean the fiscal year of such Person, as employed by such Person as of the Closing Date, and designated as such on the Borrower Information Schedule, as to Borrower. The terms "Fiscal Quarter" and "Fiscal Month" shall correspond accordingly thereto.

         "Funded Debt" shall mean, for Borrower and its Consolidated Subsidiaries, as of the end of any fiscal period in question, all Debt which is interest bearing (including, for this purpose, any Debt, with an implicit interest component, such as capital leases and Purchase Money Debt, in which interest is expressed as part of a "time price differential"), whether short-term or long-term (excluding, for this purpose, Debt under the Columbia/HCA Guaranty unless and until a payment becomes due and owing thereunder, and, then, the Debt to be included shall be limited to the payment amount then due).

         "GAAP" shall mean generally accepted accounting principles consistently applied for the fiscal period(s) in question.

         "Guaranteed Obligations" shall mean, with respect to any Person, all obligations of such Person which in any manner directly or indirectly guarantee or assure, or in effect guarantee or assure, the payment or performance of any indebtedness, dividend or other obligation of any other Person or to assure or in effect assure the holder of any such obligations against loss in respect thereof.

         "Guarantor" shall mean, individually and collectively, any and all accommodation makers, endorsers, guarantors or sureties from whom Lender may require, either on or after the Closing Date, the endorsement of any Note or the execution of any contract of guaranty or suretyship guaranteeing payment of any of the Obligations. Initially, the Subsidiary Guarantors shall be the only Guarantors.

         "Guaranty" shall mean any agreement or other writing executed by a Guarantor guaranteeing payment of any of the Obligations, in form and substance satisfactory to Lender.

         "Intangibles Collateral" shall mean all general intangibles of each Obligor, whether now existing or hereafter acquired or arising, including, without limitation, all intellectual property, copyrights, royalties, tax refunds, rights to tax refunds, trademarks, trade names, service marks, patent and proprietary rights, blueprints, drawings, designs, trade secrets, plans, diagrams, schematics and assembly and display materials relating thereto, all customer lists, all books and records, all computer software and programs, and all rights of each Obligor as purchaser, lessee, licensee or indemnitee under any contract.

         "Interest Period" shall mean, in respect of LIBOR Borrowings, a period commencing on the date of such borrowing and ending on the numerically corresponding date in the first (1st), second (2nd), third (3rd), or sixth (6th) month thereafter, as Borrower may elect in the applicable notice of such borrowing to be given pursuant to Section 2.2.1; provided, however, that any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, and any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month.

         "Interest Rate Determination Date" shall mean, in respect of LIBOR Borrowings, three (3) Business Days prior to the first day of each Interest Period.

         "Inventory Collateral" shall mean all inventory of each Obligor, whether now owned or hereafter acquired, wherever located, including, without limitation, all goods of each Obligor held for sale or lease or furnished or to be furnished under contracts of service, all goods held for display or demonstration, goods on lease or consignment, spare parts, repair parts, returned and repossessed goods, all raw materials, work-in-process, finished goods, catalysts and supplies used or consumed in each Obligor's business, together with all documents, documents of title, dock warrants, dock receipts, warehouse receipts, bills of lading or orders for the delivery of all, or any portion, of the foregoing.

         "Landlord's Agreement" shall mean an agreement from the landlord of any Collateral Location pursuant to which such landlord has waived, released or subordinated in favor of Lender any rights it has in respect of the Collateral, to be substantially in the form of Exhibit "C" attached hereto (unless otherwise required or approved by Lender).

         "Lender" shall have the meaning given to such term in the preamble to this Agreement.

         "Letter of Credit" shall have the meaning given to such term in Section 2.1.2.

         "Letter of Credit Obligations" shall mean all Obligations of Borrower arising in respect of Letters of Credit, including, without limitation, (i) all contingent liabilities arising in respect of Letters of Credit issued, but not drawn upon, and (ii) all reimbursement liabilities arising in respect of drawings made under Letters of Credit.

         "Leverage Ratio" shall mean the ratio which: (i) Funded Debt, bears to
(ii) EBITDA, as of the end of each Fiscal Quarter, measured on a rolling four
(4) Fiscal Quarters' basis.

         "LIBOR Borrowings" shall mean those Borrowings which Borrower elects, pursuant to Section 2.2.1, to bear interest at a rate per annum determined by reference to the LIBOR Rate plus any applicable margin described therein.

         "LIBOR Rate" shall mean, with respect to any Interest Period, an interest rate per annum computed by dividing: (x) the rate per annum determined by Lender from time to time on the basis of the offered rate for deposits in dollars in the London interbank borrowing market of amounts equal to or comparable to the amount of a requested borrowing under the Line of Credit to which such Interest Period relates offered for a term comparable to such Interest Period, which rate appears on the display designated as page "3750" of the Telerate Service (or such other page as may replace page "3750" of that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits) as of 11:00 a.m., London time, on the Interest Rate Determination Date pertaining to such Interest Period (which rate shall be rounded upward, if necessary, to the next higher 1/10,000 of 1%); provided, however, that if more than one such offered rate appears on such service on such date, the offered rate shall be deemed to be the arithmetic average (rounded upward, if necessary, to the next higher of 1/100 of 1%) of such offered rates; by (y) the number 1 minus any then applicable percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or its successor) for determining the maximum reserve requirement for a member of the Federal Reserve System in respect of "Eurocurrency liabilities" (or any other category of liabilities which includes deposits by reference to which the interest rate on such borrowings is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of Lender to United States residents). The LIBOR Rate shall be adjusted automatically on and as of the effective date of any change in the percentage described in the foregoing clause
(y).

         "Lien" shall mean any deed to secure debt, deed of trust, mortgage or similar instrument, and any lien, security interest, preferential arrangement which has the practical effect of constituting a security interest, security title, pledge, charge, encumbrance or servitude of any kind, whether by consensual agreement or by operation of statute or other law, and whether voluntary or involuntary, including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof.

         "Line of Credit" shall refer to the line of credit in the maximum principal amount of Twenty-Five Million Dollars ($25,000,000) opened by Lender in favor of Borrower pursuant to the provisions of Section 2.1.

         "Loan Documents" shall mean this Agreement, the Notes, any financing statements covering portions of the Collateral, and any and all other documents, instruments, certificates and agreements executed and/or delivered by any Obligor in connection herewith, or any one, more, or all of the foregoing, as the context shall require.

         "Margin" shall mean, initially, the sum of Twenty-Two Million Six Hundred Thirty-Six Thousand Dollars ($22,636,000), as adjusted by Lender from and after the Closing Date, based on Borrower's consolidated financial statements delivered pursuant to Section 6.4 for each Fiscal Quarter and Section
6.5 for each Fiscal Year, commencing with the Fiscal Quarter ended June 30, 1998, to an amount equal to the product of: (i) EBITDA, determined on a rolling four (4) Fiscal Quarters' basis as of the end of such Fiscal Quarter, multiplied by (ii) four (4). Each such adjustment shall become effective as of the first day of the calendar month succeeding the date on which Lender receives Borrower's quarterly financial statements pursuant to Section 6.4, except that any such adjustment based on Borrower's financial statements for the fourth
(4th) Fiscal Quarter of each Fiscal Year shall itself be subject to further adjustment based on Borrower's annual financial statements for the same said period delivered pursuant to Section 6.5, effective as of the first day of the calendar month succeeding their delivery to Lender.

         "Margin Requirement" shall have the meaning ascribed to such term in
Section 2.1.1.

         "Master Note" shall mean the master promissory note, dated of even date herewith, as amended or supplemented from time to time, in a principal amount equal to the maximum amount of the Line of Credit, evidencing Advances to be obtained by Borrower under the Line of Credit, together with any renewals or extensions thereof in whole or in part. The Master Note shall be substantially in the form of Exhibit "C".

         "Material Adverse Change" shall mean with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of (a) the financial condition, operations, business or properties of Borrower and its Consolidated Subsidiaries taken as a whole, (b) the rights and remedies of the Lender under any of the Loan Documents (or any documents, instruments or agreements executed and/or delivered by any Person other than an Obligor in conjunction with the Loan Documents), or the ability of any Obligor to perform its obligations under any of the Loan Documents, or (c) the legality, validity or enforceability of any of the Loan Documents (or any documents, instruments or agreements executed and/or delivered by any Person other than an Obligor in conjunction with the Loan Documents).

         "Net Worth" shall mean, for Borrower and its Consolidated Subsidiaries, determined in accordance with GAAP, as of the end of any fiscal period in question, total shareholders' equity.

         "Note" shall mean any instrument at any time evidencing all or any portion of any Obligations.

         "Obligations" shall mean any and all Debts of each Obligor to Lender, including without limiting the generality of the foregoing, any Debt of any Obligor to Lender under any loan made to Borrower by Lender prior to the date hereof and any and all extensions or renewals thereof in whole or in part; any Debt of Borrower to Lender arising hereunder or as a result hereof, whether evidenced by any Note, or constituting Advances, Letter of Credit Obligations or otherwise, and any and all extensions or renewals thereof in whole or in part; all Debts of each Subsidiary Guarantor under its Guaranty issued pursuant to Section 2.4; any Debt of any Obligor to Lender under any later or future advances or loans made by Lender to such Obligor, and any and all extensions or renewals thereof in whole or in part; and any and all future or additional Debts of each Obligor to Lender whatsoever and in any event, whether existing as of the date hereof or hereafter arising, whether arising under a loan, lease, credit card arrangement, line of credit, letter of credit or other type of financing, and whether direct, indirect, absolute or contingent, as maker, endorser, guarantor, surety or otherwise, and whether evidenced by, arising out of, or relating to, a promissory note, bill of exchange, check, draft, bond, letter of credit, guaranty agreement, bankers' acceptance, foreign exchange contract, interest rate protection agreement, commitment fee, service charge or otherwise.

         "Permitted Acquisition" shall mean the acquisition by Borrower or any Consolidated Subsidiary of Borrower of all or substantially all of the equity interests of any Person or all or substantially all of the operating assets of any Person, or assets which constitute all or substantially all of the assets of a division or a separate or separable line of business of any Person, provided that: (i) Borrower or such Subsidiary is the acquiring entity; (ii) the acquisition is not a "hostile" acquisition; (iii) the Person, operating assets or line of business acquired is in a substantially similar or related line of business as Borrower or such Subsidiary; (iv) no Event of Default or Default Condition shall exist at the time of such acquisition, and (v) contemporaneously with the closing of such acquisition Lender shall have received (A) such documents and instruments as may be necessary to grant or confirm to the Lender a Lien on or security interest in the operating assets or line of business so acquired and (B) if the Person is acquired by, and not merged into, Borrower or such Subsidiary, the inclusion of such Person as a Subsidiary Guarantor pursuant to Section 7.14 hereof.

         "Permitted Encumbrances" shall mean: (i) Liens for taxes not yet due and payable or being actively contested as permitted by this Agreement, but only if such Liens do not adversely affect Lender's rights or the priority of Lender's security interest in the Collateral; (ii) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business, payment for which is not yet due or which are being actively contested in good faith and by appropriate, lawful proceedings, but only if such liens are and remain junior to liens granted in favor of Lender;
(iii) pledges or deposits in connection with worker's compensation, unemployment insurance and other social security legislation; (iv) deposits to secure the performance of utilities, leases, statutory obligations and surety and appeal bonds and other obligations of a like nature arising by statute or under customary terms regarding depository relationships on deposits held by financial institutions with whom the Obligor in question has a banker-customer relationship; (vi) typical restrictions imposed by licenses and leases of software (including location and transfer restrictions); (vii) Liens in favor of Lender; (viii) rights of setoff arising under the Columbia/HCA Guaranty in respect of Debts owing by Simione Central, Inc.; (ix) any "springing" Lien hereafter arising under, or in respect of, the Columbia/HCA Guaranty upon any payment coming due thereunder, provided that such Lien is released not later than thirty (30) days after its having arisen; and (x) Liens granted by any Obligor to vendors or financiers of capital assets to secure the payment of Purchase Money Debt so long as (A) such Debt is permitted to be incurred hereunder, (B) such Liens extend only to the specific assets so purchased, secure only such deferred payment obligation and related interest, fees and charges and no other Debt, and
(C) such Liens are promptly released upon the payment in full of such Debt.

         "Person" shall mean any individual, partnership, corporation, limited liability company, joint venture, joint stock company, trust, governmental unit or other entity.

         "Prime Borrowings" shall mean those Borrowings which Borrower elects, pursuant to Section 2.2.1, to bear interest at a rate per annum determined by reference to the Prime Rate.

         "Prime Rate" refers to that interest rate so denominated and set by Lender from time to time as an interest rate basis for borrowings. The Prime Rate is but one of several interest rate bases used by Lender. Lender extends credit at interest rates equal to, above and below the Prime Rate.

         "Purchase Money Debt" shall mean Debt incurred by Borrower or any Subsidiary in connection with the acquisition of capital assets for the cost thereof (including any for the deferred payment of any purchase price), including pursuant to any capital lease.

         "Subordinated Debt" shall mean any unsecured Debt for borrowed funds or for the deferred payment of any purchase price of Borrower or any Subsidiary to any Person which, by written agreement in form and substance satisfactory to Lender, has been subordinated in right of payment and claim, to the rights and claims of Lender in respect of the Obligations, on terms and conditions acceptable to and approved by Lender.

         "Subsidiary" shall mean any corporation, partnership, business association or other entity (including any Subsidiary of any of the foregoing) of which Borrower owns, directly or indirectly, through one or more Subsidiaries, more than fifty percent (50%) of the capital stock or other equity interest having ordinary power for the election of directors or others performing similar functions.

         "Subsidiary Guarantors" shall mean (i) each of those Subsidiaries of Borrower identified as "Subsidiary Guarantors" on the signature pages to this Agreement; and (ii) all Subsidiaries added as "Subsidiary Guarantors" hereafter pursuant to the operation and effect of Section 7.14.

         "Telephone Instruction Letter" shall mean a letter from Borrower to Lender, dated the Closing Date, in substantially the form of Exhibit "I" attached hereto.

         "Termination Date" shall mean the earliest to occur of the following dates: (i) that date on which, pursuant to Section 14, Lender terminates the Line of Credit (or the Line of Credit is deemed automatically terminated) subsequent to the occurrence of an Event of Default; (ii) that date which is three (3) years after the Closing Date; (iii) such later date as to which Lender may agree in writing from time to time hereafter; or (iv) any earlier date on which Borrower elects, by giving at least ten

(10) days advance written notice to Lender to such effect, to terminate its Borrowings under the Line of Credit and pay, in full, all Obligations.

    "UCC" shall mean the Uniform Commercial Code- Secured Transactions of Georgia (OCGA Art. 11-9), as in effect on the Closing Date.

          1.2. USE OF DEFINED TERMS. All terms defined in this Agreement and the Exhibits shall have the same defined meanings when used in any other Loan Documents, unless the context shall require otherwise.

          1.3. ACCOUNTING TERMS. All accounting terms not specifically defined herein shall have the meanings generally attributed to such terms under GAAP.

          1.4. UCC TERMS. The terms "accounts", "chattel paper", "instruments", "general intangibles", "inventory," "equipment" and "fixtures", as and when used in the Loan Documents, shall have the same meanings given to such terms under the UCC.

     2.   THE FINANCING.

          2.1. EXTENSIONS OF CREDIT.

               2.1.1. LINE OF CREDIT. On the Closing Date, subject to fulfillment of all conditions precedent set forth in Section 16, Lender agrees to open the Line of Credit in favor of Borrower so that, during the period from the Closing Date to, but not including, the Termination Date, so long as there is not in existence any Default Condition or Event of Default and the requested Borrowing, if made, will not cause a Default Condition or Event of Default to exist, Borrower may borrow and repay and reborrow Advances in up to a maximum aggregate principal amount outstanding at any one time equal to the amount of the Line of Credit; subject, however, to the requirement that at no time shall the aggregate principal amount of (i) outstanding Advances under the Line of Credit, plus (ii) the aggregate amount of all Letter of Credit Obligations, exceed the lesser of: (A) the Commitment or (B) the Margin (such requirement being referred to herein as the "Margin Requirement"); and subject, further, to the requirement that if, at any time hereafter, the Margin Requirement is not satisfied, Borrower will immediately repay the then principal balance of the Master Note by that amount necessary to satisfy the Margin Requirement. All proceeds so obtained under the Line of Credit may be used by Borrower for working capital in such manner as Borrower may elect in the ordinary course of its and its Subsidiaries' business operations, to finance Permitted Acquisitions and for other, general corporate purposes not in conflict with the terms of this Agreement. The Debts arising from Advances made to or on behalf of Borrower under the Line of Credit shall be evidenced by the Master Note, which shall be executed by Borrower and delivered to Lender on the Closing Date. The outstanding principal amount of the Master Note may fluctuate from time to time, but shall be due and payable in full on the Termination Date, and shall bear interest from the date of each disbursement of principal until paid in full at the Applicable Rate, payable in the manner described in Section 2.2.1. Subject to any contrary provisions of Section 2.2.1 in respect of LIBOR Borrowings, Borrower shall have the option to request Advances under the Line of Credit by telephone or in a writing delivered to Lender not later than 11:00 a.m. (Atlanta, Georgia time) on the date of the requested Advance; provided, however, that any telephone requests shall be made in accordance with the Telephone Instructions Letter and, unless otherwise approved by Lender, confirmed in writing not later than the Business Day following the disbursement of the requested Advance.

                    2.1.2. LETTERS OF CREDIT. In addition to the foregoing, so long as the Line of Credit remains open, Borrower shall have the further right to apply for and obtain, and Lender agrees to issue, commercial or standby letters of credit ("Letters of Credit") for the account of Borrower or any Subsidiary for use by Borrower or such Subsidiary in the ordinary course of its business operations pursuant to a separate application and agreement (one per each Letter of Credit) to be executed at time of issuance between Lender and Borrower, which shall set forth, among other things, the purpose, beneficiary, the expiry date and credit limit, together with the fees and charges imposed by Lender for the issuance and administration thereof. All outstanding Letter of Credit Obligations shall be reserved by Lender against borrowing availability under the Line of Credit and be included as outstanding Debt for purposes of determining the Margin Requirement. Lender shall have the continuing right to charge as Advances any outstanding Letter of Credit Obligations, and any fees and charges associated therewith, which have become due and payable. Lender shall have the further right from time to time to impose sublimits on the aggregate amounts of Letters of Credit and Letter of Credit Obligations which at any one time may be outstanding.

               2.2. INTEREST AND OTHER CHARGES.

                    2.2.1. INTEREST AT APPLICABLE RATE. Lender and Borrower agree that the interest rate payable on the Borrowings (herein called the "Applicable Rate") shall be determined as follows:

                    (a) LINE OF CREDIT. Outstanding Advances under the Line of Credit shall bear interest at either (i) the Prime Rate, in the case of Advances constituting Prime Borrowings, or (ii) subject to the conditions and limitations set forth in subsection (c) below, the LIBOR Rate plus one and one-half of one percent (1 2%) per annum, in the case of Advances constituting LIBOR Borrowings, subject, however, to subsequent adjustment as provided in subsection (b) below.

                    (b) SUBSEQUENT ADJUSTMENTS. The Applicable Rate described in subsection (a)(ii) above for LIBOR Rate Borrowings shall be subject to subsequent adjustment, up or down, based on Borrower's financial performance, determined by reference to the Leverage Ratio, measured quarterly; that is, if the Leverage Ratio, measured as of the end of each Fiscal Quarter of Borrower, commencing with the Fiscal Quarter ending closest to, but occurring after, the Closing Date, is as described below, the Applicable Rate for LIBOR Rate Borrowings shall be the interest rate appearing opposite said Leverage Ratio:

     Leverage Ratio                                       Applicable Rate
     --------------                                       ---------------

         < 4.00:1, > 3.00:1                       LIBOR Rate + 3.00%
         -
         < 3.00:1, > 2.50:1                       LIBOR Rate + 2.50%
         -
         < 2.50:1, > 2.00:1                       LIBOR Rate + 2.00%
         -
         < 2.00:1                                 LIBOR Rate + 1.50%
         -

Lender shall determine whether any adjustment to the Applicable Rate is to be made quarterly, based on Borrower's financial statements as of and for each Fiscal Quarter end delivered to Lender pursuant to Section 6.4, provided, however, that if such financial statements are not timely delivered to Lender, then an adjustment to the Applicable Rate shall be made based on an assumed delivery of said financial statements reflecting a Leverage Ratio of 4.00:1; and, provided, further, that no downward adjustment shall be made if an Event of Default or Default Condition then exists. Each such adjustment to the Applicable Rate shall become effective as of the first day of the calendar month following the date on which such financial statements are delivered (or deemed delivered) to Lender, and shall remain effective unless and until any subsequent adjustment becomes effective in accordance with the terms of this subsection (b). Each such adjustment shall apply only to LIBOR Borrowings made (including conversions and continuations) within such period (but not to any then existing). In the event that the annual audit report of Borrower for any Fiscal Year shall require restatement of financial statements of Borrower and such restatement shall affect the Leverage Ratio and would have required a different Applicable Rate to be in effect for prior periods, then Lender at its option, may require Borrower to make additional payments of interest or rebate interest for such prior periods.

                    (c) SPECIAL CONDITIONS AND LIMITATIONS ON LIBOR BORROWINGS. All Borrowings obtained on the Closing Date and for a period of three (3) Business Days thereafter shall be Prime Borrowings. Thereafter, Borrower shall have the continuing right, provided that no Event Default or Default Condition exists, to obtain LIBOR Borrowings or to convert Prime Borrowings to LIBOR Borrowings; subject, however, to the following conditions and limitations: (i) Borrower must request a LIBOR Borrowing, specifying the amount thereof and the applicable Interest Period, at least three (3) Business Days in advance of the intended Borrowing date; (ii) no more than four (4) LIBOR Borrowings under the Line of Credit may be obtained at any time; (iii) LIBOR Borrowings must be in minimum amounts of One Million Dollars ($1,000,000), or integral multiples of Two Hundred Fifty Thousand Dollars ($250,000) in excess thereof; (iv) the Interest Period for LIBOR Borrowings in respect of the Line of Credit shall not exceed the Termination Date; (v) if on or prior to the first day of any Interest Period, Lender determines that deposits in United States Dollars (in the applicable amounts) are not being offered in the relevant market for such Interest Period or that the LIBOR Rate will not adequately and fairly reflect the cost to Lender of funding any relevant borrowings for such Interest Period, then, Lender shall forthwith give notice thereof to Borrower, whereupon, until Lender notifies Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of Lender to make LIBOR Borrowings available to Borrower shall be suspended; (vi) if at any time, a change of law, or compliance by Lender with any request or directive (whether or not having the force of law) of any governmental authority shall make it unlawful or impracticable for Lender to make available, maintain or fund any LIBOR Borrowings, Lender shall forthwith give notice to such effect to Borrower, whereupon, until Lender notifies Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of Lender to make such borrowings available to Borrower shall be suspended and if Lender shall determine that it may not lawfully continue to maintain and fund any then outstanding borrowings to maturity and shall so specify in such notice, each Borrowing so affected shall be converted into a Prime Borrowing, effective immediately; (vii) unless Borrower has timely given Lender a notice of LIBOR Borrowing required hereinabove, a LIBOR Borrowing shall automatically convert to a Prime Borrowing at the expiration of the Interest Period corresponding thereto; and (viii) upon the request of Lender, delivered to Borrower, Borrower shall pay to Lender such amount or amounts as shall be determined by Lender in connection with the relevant Interest Period as a result of: (A) any payment or prepayment of any LIBOR Borrowing by Borrower being made on a date other than the last day of an Interest Period for such borrowing, whether as a result of permitted voluntary prepayment, involuntary acceleration or otherwise; or (B) any failure by the Borrower to undertake any such LIBOR Borrowing on the date for which notice of such borrowing is specified by Borrower. In the case of clause (viii) above, such amount shall include an amount determined by Lender, in its good faith discretion, to be equal to the excess, if any, of the amount of interest which would have accrued on the amount so paid or prepaid or not prepaid or borrowed for the period from the date of such payment, prepayment or failure to prepay or borrow to the last day of the then current Interest Period for such borrowing (or, in the case of a failure to prepay or borrow, the Interest Period for such borrowing which would have commenced on the date of such failure to prepay or borrow) at the applicable rate of interest for such borrowing provided for herein (determined without regard to the Applicable Margin) over the amount of interest (as determined by Lender in the exercise of its good faith discretion) Lender would have paid on deposits in Dollars of comparable amounts having terms comparable to such period placed with it by leading banks in the London interbank market.

                    (d) PAYMENT OF INTEREST. Accrued interest on any Prime Borrowings at the Applicable Rate shall be due and payable monthly in arrears, on the first day of each calendar month, for the preceding calendar month (or portion thereof), commencing on the first day of the first calendar month following the Closing Date, and at maturity. Accrued interest on any LIBOR Borrowings shall be due and payable at the Applicable Rate on the same dates as are prescribed for the payment of accrued interest on Prime Borrowings and, additionally, at the expiration of each Interest Period corresponding to such Borrowings, and at maturity.

                    (e) CALCULATION OF INTEREST AND FEES. Interest on Borrowings at the Applicable Rate (and any fees described in Section 2.2.2 computed on a per annum basis) shall be calculated on the basis of a 360-day year and actual days elapsed. The Applicable Rate on Prime Borrowings shall change with each change in the Prime Rate, effective as of the opening of business on the Business Day of such change.

                    (f) CHARGING OF INTEREST AND FEES. Accrued and unpaid interest on any Borrowings (and any outstanding fees described in Section 2.2.2) may, if not paid when due and payable, be paid, at Lender's option (without any obligation to do so), either (i) by Lender's charging the Line of Credit for an Advance in the amount thereof; or (ii) by Lender's debiting any deposit account constituting Balances Collateral for the amount thereof; but, notwithstanding the foregoing, Borrower shall be and remain responsible for the payment of such sums.

                    (g) RATE ON OTHER OBLIGATIONS. To the extent that, at any time, there are other Obligations besides Advances which are outstanding and unpaid, such Obligations shall, unless and except to the extent that this Agreement, any Note or any other Loan Document evidencing such Obligations provides otherwise, bear interest at the same rate per annum as is then and thereafter payable on Prime Borrowings under the Line of Credit.

                    2.2.2. FEES. In addition to the payment of interest at the Applicable Rate, Borrower shall also be obligated to pay Lender the following fees and charges:

                    (a) LOAN ORIGINATION FEE. On the Closing Date, a fully earned, non-refundable loan origination fee of Sixty-Two Thousand Five Hundred Dollars ($62,500).

                    (b) NON-USAGE FEE. Quarterly, on the first day of each calendar quarter, commencing on the first of such dates following the Closing Date, Borrower shall pay to Lender a fee equal to (x) one-fifth of one percent (.20%) per annum, times (y) the difference between (A) the lesser of (i) the Commitment, and (ii) the Margin, determined on a daily average basis for the immediately preceding calendar quarter (or portion thereof, as the case may be), and (B) the sum, without duplication, of the following, determined on a daily average basis for the immediately preceding calendar quarter (or portion thereof, as the case may be): (i) all Advances under the Line of Credit plus
(ii) all outstanding Letter of Credit Obligations.

                    (c) AUDIT FEES. For Collateral audits performed by Lender pursuant to Section 10.3, Lender's standard audit fee for each audit performed by Lender (or its designee), which, as of the Closing Date, equals Two Thousand Five Hundred Dollars ($2,500) plus expenses; provided, however, that Borrower shall not have to pay for more than four (4) such audits in any one Fiscal Year so long as no Event of Default exists.

                    2.2.3. CAPITAL ADEQUACY. If, after the Closing Date, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the administration thereof, or compliance by Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency does or shall have the effect of reducing the rate or return on Lender's capital as a consequence of its obligations hereunder to a level below that which Lender could have achieved but for such adoption, change or compliance (taking into consideration Lender's policies with respect to capital adequacy) by an amount deemed by Lender to be material, then from time to time within ten (10) days after submission by lender to Borrower of a written request therefor, together with a certificate (which shall be conclusive absent manifest error), setting forth the calculations evidencing such requested additional amount and the law or regulation with respect thereto and certifying that such request is generally consistent with Lender's treatment of other similar customers having similar provisions in their agreements with Lender, and that such request is being made on the basis of a reasonable allocation of the additional amount or amounts as will compensate Lender for such reduction. Notwithstanding the foregoing, Borrower shall only be obligated to compensate Lender for any amount under this subsection arising or occurring during (i) in the case of each such request for compensation, any time or period commencing not more than sixty (60) days prior to the date on which Lender submits such request and (ii) any other time or period during which, because of the unannounced retroactive application of such law, regulation, interpretation, request or directive, Lender could not have known that the resulting reduction in return might arise. Lender will notify Borrower that it is entitled to compensation pursuant to this subsection as promptly as practicable after it determines to request such compensation; provided, however, that the failure to provide such notice shall not restrict the ability of Lender to be reimbursed under this Section except as provided in clause (i) above.

                    2.2.4. USURY SAVINGS PROVISIONS. Lender and Borrower hereby further agree that the only charge imposed by Lender upon Borrower for the use of money in connection herewith is and shall be interest at the Applicable Rate, and that all other charges imposed by Lender upon Borrower in connection herewith, are and shall be deemed to be charges made to compensate Lender for underwriting and administrative services and costs, and other services and costs performed and incurred, and to be performed and incurred, by Lender in connection with making credit available to Borrower hereunder, and shall under no circumstances be deemed to be charges for the use of money. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder or under the Notes and charged or collected pursuant to the terms of this Agreement or pursuant to the Notes exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Lender has charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by applicable law and Lender shall promptly refund to Borrower any interest received by Lender in excess of the maximum lawful rate or, if so requested by Borrower, shall apply such excess to the principal balance of the Obligations. It is the intent hereof that Borrower not pay or contract to pay, and that Lender not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrower under applicable law.

               2.3. GENERAL PROVISIONS AS TO PAYMENTS.

                    2.3.1. METHOD OF PAYMENT. All payments of interest, fees and principal pursuant to this Agreement must be received by Lender no later than 2:00 p.m. (Atlanta, Georgia time) on the date when due, in federal or other funds immediately available to Lender in Atlanta, Georgia.

                    2.3.2. APPLICATION OF PAYMENT. Except as otherwise expressly set forth herein, all payments received by Lender hereunder shall be applied, in accordance with the then current billing statement applicable to the Borrowing, first to accrued interest, then to fees, then to principal due and then to late charges. Any remaining funds shall be applied to the further reduction of principal. In the event more than one Borrowing shall be outstanding hereunder, and no designation is made by Borrower, Lender, in its discretion, may determine to which Borrowing(s) each payment shall be applied. Notwithstanding the foregoing, upon the occurrence of a Default Condition or Event of Default, payments shall be applied to the Obligations in such order as Lender, in its sole discretion, may elect.

               2.4. GUARANTY. Each Subsidiary Guarantor, for value received, hereby agrees with Lender as follows:

                    2.4.1. Each Subsidiary Guarantor hereby unconditionally guarantees to Lender, irrespective of the validity and enforceability of this Agreement, the Notes, or the other Loan Documents or the Obligations hereunder of Borrower the value or sufficiency of any Collateral or any other circumstance that might otherwise affect the liability of a Subsidiary Guarantor, that all Obligations shall be promptly paid in full when due, whether at stated maturity, by acceleration or otherwise, in accordance with the terms hereof and of the other Loan Documents. Failing payment by Borrower when due of any amount so guaranteed for whatever reason, such Subsidiary Guarantor will be obligated to pay the same immediately.

                    2.4.2. Each Subsidiary Guarantor hereby waives presentment, protest, demand of payment, notice of dishonor and all other notices and demands whatsoever. Each Subsidiary Guarantor further agrees that, as between such Subsidiary Guarantor, on the one hand, and Lender, on the other hand, (i) the maturity of the Obligations guaranteed hereby may be accelerated as provided herein for the purposes of this Guaranty, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of such Obligations as provided herein, such Obligations (whether or not due and payable) shall forthwith become due and payable by each Subsidiary Guarantor for purposes of this Guaranty. The obligations of each Subsidiary Guarantor under this Section shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of Borrower or any other Subsidiary Guarantor is rescinded or must otherwise be restored by any holder of any of the Obligations guaranteed hereunder, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Subsidiary Guarantor agrees that it will indemnify Lenders on demand for all reasonable costs and expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by Lenders in connection with such rescission or restoration.



                    2.4.3. The guaranty of each Subsidiary Guarantor set forth herein shall remain in full force and effect until all Obligations are indefeasibly paid in full and this Agreement has been terminated in writing. No payment or payments made by Borrower or any other Person or received or collected by an Lender from Borrower or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Subsidiary Guarantor pursuant to this Section, which liability shall, notwithstanding any such payment or payments, other than payments made by Borrower in respect of the Obligations, remain for the Obligations until all Obligations are paid in full. Anything herein, or in any other Loan Document, to the contrary notwithstanding, the maximum liability of each Subsidiary Guarantor under this Section shall in no event exceed the amount which can be guaranteed by such Subsidiary Guarantor under applicable federal or state laws relating to the insolvency of debtors.

                    2.4.4. Without in any manner limiting the generality of the foregoing, each Subsidiary Guarantor agrees that Lender may, in accordance with the terms of this Agreement, from time to time, consent to any action or non-action of Borrower or any other Subsidiary Guarantor which, in the absence of such consent, violates or may violate this Agreement, with or without consideration, on such terms and conditions as may be acceptable to Lender, without in any manner affecting or impairing the liability of any Subsidiary Guarantor hereunder. Each Subsidiary Guarantor waives any defense arising by reason of any inability to pay or any defense based on bankruptcy or insolvency or other similar limitations on creditors' remedies. Each Subsidiary Guarantor authorizes Lender, without notice or demand and without affecting such Subsidiary Guarantor's liability hereunder or under any of the other Loan Documents, from time to time to: (i) accelerate (or, in accordance with the terms of this Agreement, renew, extend, or otherwise change the time or place for payment of, or otherwise change the terms of) the Notes or the Obligations or any part thereof including, without limitation, increase or decrease of the rate of interest thereon; (ii) take and hold security, and exchange, enforce, waive and release any collateral or security or any part thereof or any such other security or surrender, modify, impair, change, alter, renew, continue, compromise or release in whole or in part of any such security, or fail to perfect its interest in any such security or to establish its priority with respect thereof; (iii) apply such security and direct the order or manner or sale thereof as Lender in its sole discretion may determine; (iv) release or substitute Borrower or any other Subsidiary Guarantor, in whole or in part or any of the endorsers or guarantors of the Obligations or any part thereof; (v) settle or compromise any or all of the Obligations with Borrower or any other Subsidiary Guarantor or any endorser or guarantor of the Obligations; and (vi) subordinate any or all of the Obligations to any other obligations of or claim against Borrower or any other Subsidiary Guarantor, whether owing to or existing in favor of Lender or any other party.

                    2.4.5. Lender may, at its election, exercise any right or remedy that it may have against Borrower or any Subsidiary Guarantor or any security now or hereafter held by or for the benefit of Lender, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale, without affecting or impairing in any way the liability of Borrower or any Subsidiary Guarantor, except to the extent the Obligations may thereby be paid. Each Subsidiary Guarantor waives any defense arising out of the absence, impairment or loss of any right of reimbursement or other right or remedy against Borrower or any other Subsidiary Guarantor or any such security, whether resulting from the election by any Lender to exercise any right or remedy they may have against Borrower or any other Subsidiary Guarantor, any defect in, failure of, or loss or absence of priority with respect to the interest of any Lender in such security, or otherwise. In the event that any foreclosure sale is deemed to be not commercially reasonable, each Subsidiary Guarantor waives any right that it may have to have any portion of the Obligations discharged except to the extent of the amount actually bid and received by Lender at any such sale. Lender shall not be required to institute or prosecute proceedings to recover any deficiency as a condition of payment hereunder or enforcement hereof.

                    2.4.6. Each Subsidiary Guarantor waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof, to the extent permitted by law. Any part performance of the Obligations by Borrower, or any other event or circumstances, which operate to toll any statute of limitations as to Borrower, shall not operate to toll the statute of limitations as to Borrower or any other Subsidiary Guarantor. Each Subsidiary Guarantor waives any defense arising by reason of any disability or other defense of Borrower or any other Subsidiary Guarantor or by reason of the cessation from any cause whatsoever of the liability of Borrower or any other Subsidiary Guarantor. Each Subsidiary Guarantor waives any setoff, defense or counterclaim which Borrower may have or claim to have against Lender.

                    2.4.7. Each Subsidiary Guarantor expressly represents and acknowledges that any financial accommodations by Lender to Borrower hereunder and under the other Loan Documents are and will be of direct interest, benefit and advantage to such Subsidiary Guarantor. Each Subsidiary Guarantor acknowledges that any notice given by Lender to Borrower shall be effective with respect to such Subsidiary Guarantor as well. Each Subsidiary Guarantor shall be entitled to subrogation and contribution rights from and against any other Subsidiary Guarantor to the extent such Subsidiary Guarantor is required to pay to Lender any amount in excess of the Advances made directly to Borrower or as otherwise available under applicable law, subject, however, to Section 2.4.8. The provisions of this subsection shall in no way limit the obligations and liabilities of any Subsidiary Guarantor to the Lender and each Subsidiary Guarantor shall remain liable to the Lender for the full amount of the Obligations.

                    2.4.8. No Subsidiary Guarantor will exercise any rights which it may acquire by way of subrogation hereunder or under any other Loan Document or at law by any payment made hereunder or otherwise, nor shall any Subsidiary Guarantor seek or be entitled to seek any contribution or reimbursement from any other Subsidiary Guarantor in respect of payments made by such Subsidiary Guarantor hereunder or under any other Loan Document, until all Obligations are paid in full and the Commitment is terminated. If any amounts shall be paid to any Subsidiary Guarantor on account of such subrogation or contribution rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Subsidiary Guarantor in trust for Lender, segregated from other funds of such Subsidiary Guarantor, and shall, forthwith upon receipt by such Subsidiary Guarantor, be turned over to Lender in the exact form received by such Subsidiary Guarantor (duly endorsed by such Subsidiary Guarantor to Lender, if required), to be applied against the Obligations, whether mature or unmatured, as provided for herein.

                    2.4.9. Notwithstanding any provision to the contrary contained hereinabove, to the extent the obligations of any Subsidiary Guarantor hereunder shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Subsidiary

Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

          3. SECURITY INTEREST. As security for the payment of all Obligations, each Obligor hereby grants to Lender a continuing, general Lien upon and security interest and security title in and to the following described property, or interests in property, of each Obligor, wherever located, whether now existing or hereafter acquired or arising (herein collectively called the "Collateral"), namely: (a) the Accounts Receivable Collateral; (b) the Inventory Collateral; (c) the Equipment Collateral; (d) the Intangibles Collateral; (e) the Balances Collateral; and (f) all products and/or proceeds of any and all of the foregoing, including, without limitation, insurance proceeds.

          4. REPRESENTATIONS, WARRANTIES AND COVENANTS APPLICABLE TO COLLATERAL. With respect to the Collateral owned by it at any time, each Obligor, hereby represents, warrants and covenants to Lender as set forth below.

               4.1. GOOD TITLE. Such Obligor has good title to such Collateral free and clear of all Liens other than any Permitted Encumbrances, and no financing statement covering such Collateral is on file in any public office other than any evidencing Permitted Encumbrances.

               4.2. RIGHT TO GRANT LIEN. Such Obligor has full right, power and authority to grant a Lien on the Collateral owned by it in favor of Lender as security for payment of the Obligations pursuant hereto.

               4.3. SALE OR OTHER DISPOSITION OF COLLATERAL. Such Obligor will not sell, lease, exchange, or otherwise dispose of any of its Inventory Collateral without the prior written consent of Lender, except (i) for sales of its Inventory Collateral in the ordinary course of business for cash or on open account or on terms of payment ordinarily extended to its customers; (ii) sales of its Equipment Collateral which is obsolete, worn-out or unsuitable for continued use if such Equipment Collateral is replaced promptly upon its disposition with equipment constituting Equipment Collateral having a market value equal to or greater than the Equipment Collateral sold and in which Lender shall obtain and have a first priority security interest pursuant hereto; and
(iii) to the extent otherwise expressly permitted pursuant to Section 7.11. Upon the sale, exchange or other disposition of any Collateral authorized hereunder, the security interest and Lien created and provided for herein, without break in continuity and without further formality or act, shall continue in and attach to any proceeds thereof, including, without limitation, accounts, contract rights, shipping documents, documents of title, bills of lading, warehouse receipts, dock warrants, dock receipts and cash or noncash proceeds, and in the event of any unauthorized sale, exchange or other disposition, shall continue in the Collateral itself.

               4.4. INSURANCE. Such Obligor will obtain and maintain insurance on its Collateral with such companies, in such amounts and against such risks as Lender may request, with loss payable to Lender as its interests may appear. Such insurance shall not be cancellable by such Obligor, unless with the prior written consent of Lender, or by its insurer, unless with at least thirty

(30) days (or any lesser number of days otherwise approved by Lender) advance written notice to Lender. In addition, such Obligor shall cause insurer to provide Lender with at least thirty (30) days advance written notice prior to insurer's nonrenewal of such insurance; and such Obligor shall provide to Lender a copy of each such policy.

               4.5. LOCATION OF COLLATERAL. Such Obligor will keep and maintain its Collateral only at one or more of the Collateral Locations.

          5. GENERAL REPRESENTATIONS AND WARRANTIES. In order to induce Lender to enter into this Agreement, Borrower hereby represents and warrants to Lender (which representations and warranties, together with any other representations and warranties of Borrower contained elsewhere in this Agreement, shall be deemed to be renewed as of the date of each Advance and the issuance of each Letter of Credit (to the extent not applicable to a specific date or point in time) on behalf of itself and each Subsidiary Guarantor as follows:

               5.1. EXISTENCE AND QUALIFICATION. Each Obligor is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation, as designated on the Borrower Information Schedule, with its principal place of business, chief executive office and office where it keeps all, or substantially all, of its books and records being located at the Executive Office and is duly qualified as a foreign corporation in good standing in each other state in which a Collateral Location is situated or wherein the conduct of its business or the ownership of its property requires such qualification (except where the failure to be or remain so qualified would not result in a Material Adverse Change). Each Obligor has as its corporate name, as registered with the secretary of state of the state of its incorporation, the words first inscribed hereinabove as its name, and, except as may be described on the Borrower Information Schedule, has not done business under any other name.

               5.2. AUTHORITY; AND VALIDITY AND BINDING EFFECT. Each Obligor has the corporate power to make, deliver and perform under the Loan Documents, and has taken all necessary and appropriate corporate action to authorize the execution, delivery and performance of the Loan Documents. This Agreement constitutes, and the remainder of the Loan Documents, as and when executed and delivered for value received, will constitute, the valid obligations of each Obligor, legally binding upon it and enforceable against it in accordance with their respective terms.

               5.3. INCUMBENCY AND AUTHORITY OF SIGNING OFFICERS. The undersigned officers of each Obligor hold the offices set forth on the signature page(s) hereof and, in such capacities, are duly authorized and empowered to execute, attest and deliver this Agreement and the remainder of the Loan Documents for and on behalf of such Obligor, and to bind such Obligor accordingly thereby.

               5.4. NO MATERIAL LITIGATION. Except as may be set forth on the Borrower Information Schedule, there are no legal proceedings pending, before any court or administrative agency which, if adversely determined, could reasonably be expected to result in a Material Adverse Change.

               5.5. TAXES. Each Obligor has filed or caused to be filed all material tax returns required to be filed by it and has paid all taxes shown to be due and payable by it on said returns or on any assessments made against it.

               5.6. CAPITAL. All capital stock, debentures, bonds, notes and all other securities of each Obligor presently issued and outstanding are validly and properly issued in accordance with all applicable laws, including, but not limited to, the "blue sky" laws of all applicable states and the federal securities laws.

               5.7. ORGANIZATION. The articles of incorporation of and bylaws of each Obligor are in full force and effect under the law of the state of its incorporation and all material amendments to said articles of incorporation and bylaws have been duly and properly made under and in accordance with all applicable laws.

               5.8. INSOLVENCY. After giving effect to the execution and delivery of the Loan Documents and the extension of any credit or other financial accommodations hereunder, no Obligor will not be "insolvent", within the meaning of such term as used in O.C.G.A. Sec. 18-2-22 or as defined in Sec. 101(32) of the Bankruptcy Code; or be unable to pay its debts generally as such debts become due; or have an unreasonably small capital.

               5.9. TITLE. Each Obligor has good and marketable title to all of its properties subject to no Lien of any kind except for Permitted Encumbrances.

               5.10. MARGIN STOCK. No Obligor is engaged principally, or as one of its important activities, in the business of purchasing or carrying any "margin stock", as that term is defined in Section 221.2(h) of Regulation U of the Board of Governors of the Federal Reserve System, and no part of the proceeds of any borrowing made pursuant hereto will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock, or be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation X of said Board of Governors. In connection herewith, if requested by Lender, Borrower will furnish to Lender a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in said Regulation U to the foregoing effect.

               5.11. NO VIOLATIONS. The execution, delivery and performance by each Obligor of this Agreement and any other Loan Documents to which it is party have been duly authorized by all necessary corporate action and do not and will not require any consent or approval of the shareholders of such Obligor, violate any provision of any law, rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to such Obligor or of the articles of incorporation or bylaws of such Obligor, or result in a breach of or constitute a default under any material indenture or loan or credit agreement or any other material agreement, lease or instrument to which such Obligor is a party or by which it or its properties may be bound or affected; and no Obligor is in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument.

          5.12. FINANCIAL STATEMENTS. The financial statements of Borrower and its Consolidated Subsidiaries for its most recently completed Fiscal Year and for that portion of its current Fiscal Year ended with that Fiscal Quarter ended closest to the Closing Date for which financial statements have been prepared, including balance sheet, income statement and, if available, statement of changes in cash flow, copies of which heretofore have been furnished to Lender, are complete and accurately and fairly represent the financial condition of Borrower and its Consolidated Subsidiaries (if any), the results of its operations and the transactions in its equity accounts as of the dates and for the periods referred to therein, and have been prepared in accordance with GAAP. There are no material liabilities, direct or indirect, fixed or contingent, of Borrower or any such Consolidated Subsidiaries as of the date of such financial statements which are not reflected therein or in the notes thereto. No Material Adverse Change has occurred since the date of the balance sheet contained in the annual financial statement described hereinabove.

          5.13. POLLUTION AND ENVIRONMENTAL CONTROL. Borrower and each Subsidiary have obtained all permits, licenses and other authorizations which are required under, and is in material compliance with, all Environmental Laws.

          5.14. POSSESSION OF PERMITS. Borrower and each Subsidiary possess all franchises, certificates, licenses, permits and other authorizations from governmental political subdivisions or regulatory authorities, and all material patents, trademarks, service marks, trade names, copyrights, licenses and other, similar rights, free from burdensome restrictions, that are necessary for the ownership, maintenance and operation of any of its properties and assets, and neither Borrower nor any Subsidiary is in violation of any thereof. A complete and accurate list of all such patents, trademarks, service marks, trade names, copyrights, licenses and other, similar rights owned by Borrower in existence on the Closing Date is set forth on the Borrower Information Schedule attached hereto.

          5.15. SUBSIDIARIES. As of the Closing Date, (i) Borrower has no Subsidiaries except as may be described on the Borrower Information Schedule;
(ii) all Subsidiaries of Borrower are Consolidated Subsidiaries; and (iii) all Subsidiaries are listed as Subsidiary Guarantors on the signature pages to this Agreement, except for Script Systems, Inc. (which has ceased to be actively involved in any day-to-day operations or business).

          5.16. FEDERAL TAXPAYER IDENTIFICATION NUMBER. Each Obligor's federal taxpayer identification number is as indicated on the Borrower Information Schedule.

          5.17. EMPLOYEE BENEFIT PLANS. As of the Closing Date, no Obligor has any Employee Benefit Plans, except as may be described on the Borrower Information Schedule.

     6. AFFIRMATIVE COVENANTS. Borrower covenants to Lender that from and after the date hereof, and so long as any amounts remain unpaid on account of any of the Obligations or this Agreement remains effective (whichever is the last to occur), Borrower will comply (and cause each Subsidiary, including each Subsidiary Guarantor, to comply) with the affirmative covenants set forth below:

          6.1. RECORDS RESPECTING COLLATERAL. All records of each Obligor with respect to the Collateral will be kept at its Executive Office and will not be removed from such address without the prior written consent of Lender.

          6.2. FURTHER ASSURANCES. Each Obligor shall duly execute and/or deliver (or cause to be duly executed and/or delivered) to Lender any instrument, invoice, document, document of title, dock warrant, dock receipt, warehouse receipt, bill of lading, order, financing statement, assignment, waiver, consent or other writing which may be reasonably necessary to Lender to carry out the terms of this Agreement and any of the other Loan Documents and to perfect its security interest in and facilitate the collection of the Collateral, the proceeds thereof, and any other property at any time constituting security to Lender. Each Obligor shall perform or cause to be performed such acts as Lender may request to establish and maintain for Lender a valid and perfected security interest in and security title to the Collateral, free and clear of any liens, encumbrances or security interests other than Permitted Encumbrances.

          6.3. RIGHT TO INSPECT AND CONDUCT AUDITS. Lender (or any Person or Persons designated by it) shall have the continuing right to call at the Executive Office or any Collateral Location at any reasonable time, upon reasonable advance notice, and without hindrance or delay, inspect, audit, check and make extracts from each Obligor's books, records, journals, orders, receipts and any correspondence and other data relating to the Collateral, to each Obligor's business or to any other transactions between the parties hereto.

          6.4. PERIODIC FINANCIAL STATEMENTS. Borrower shall, as soon as practicable, and in any event within fifty (50) days after the end of each Fiscal Quarter, furnish to Lender unaudited financial statements of Borrower and each Consolidated Subsidiary, including balance sheets, income statements and statements of cash flow, for the Fiscal Quarter ended, and for the Fiscal Year to date, on a consolidated and, if requested by Lender, consolidating basis. Such financial statements shall also be prepared on an unaudited consolidating basis for such Subsidiaries of Borrower which accounted for more than ten percent (10%) of the gross revenues of Borrower for that year. All such financial statements shall be certified by a duly authorized officer of Borrower to present fairly the financial position and results of operations of Borrower and its Consolidated Subsidiaries for the period involved in accordance with GAAP (but for the omission of footnotes and subject to year-end audit adjustments).

          6.5. ANNUAL FINANCIAL STATEMENTS. Borrower shall, as soon as practicable, and in any event within ninety-five (95) days after the end of each Fiscal Year, furnish to Lender the annual audit report of Borrower and its Consolidated Subsidiaries, certified without material qualification by independent certified public accountants selected by Borrower and acceptable to Lender, and prepared in accordance with GAAP, together with relevant financial statements of Borrower and such Subsidiaries for the Fiscal Year then ended, on a consolidating and a consolidated basis, if applicable. Borrower shall cause said accountants to furnish Lender with a statement that in making their examination of such financial statements, they obtained no knowledge of any Event of Default or Default Condition which pertains to accounting matters relating to this Agreement or the Notes, or, in lieu thereof, a statement specifying the nature and period of existence of any such Event of Default or Default Condition disclosed by their examination.

          6.6. COMPLIANCE CERTIFICATE. Borrower shall, on a quarterly basis not later than fifty (50) days after the close of each of its first three (3) Fiscal Quarters and not later than ninety-five (95) days after the close of its Fiscal Year, cause to be issued to Lender a Compliance Certificate.

          6.7. PROJECTIONS. Borrower shall, on a quarterly basis not later than fifty (50) days after the close of each of its Fiscal Quarters, cause to be issued to Lender proforma projections of its financial statements for the immediately succeeding four (4) Fiscal Quarters, on a rolling basis, to include balance sheets and income statements.

          6.8. PAYMENT OF TAXES. Borrower shall (and shall cause each Subsidiary to) pay and discharge all material taxes, assessments and governmental charges upon it, its income and its properties prior to the date on which penalties attach thereto, unless and to the extent only that (x) such taxes, assessments and governmental charges are being contested in good faith and by appropriate proceedings by Borrower or such Subsidiary, (y) Borrower or such Subsidiary maintains reasonable reserves on its books therefor and (z) the payment of such taxes does not result in a Lien upon any of the Collateral other than a Permitted Encumbrance.

          6.9. MAINTENANCE OF INSURANCE. In addition to and cumulative with any other requirements herein imposed on any Obligor with respect to insurance, Borrower shall (and shall cause each Subsidiary to) maintain insurance with responsible insurance companies on such of its properties, in such amounts and against such risks as is customarily maintained by similar businesses operating in the same vicinity, but in any event to include loss, damage, flood, windstorm, fire, theft, extended coverage, business interruption, freight insurance and product liability insurance in amounts satisfactory to Lender, which insurance shall not be cancellable by Borrower or such Subsidiary, unless with the prior written consent of Lender, or by Borrower's or such Subsidiary's insurer, unless with at least ten (10) days advance written notice to Lender thereof (or such lesser or greater time period as shall be accepted or reasonably required by Lender from time to time). Borrower shall file with Lender upon its request a detailed list of such insurance then in effect stating the names of the insurance companies, the amounts and rates of insurance, the date of expiration thereof, the properties and risks covered thereby and the insured with respect thereto, together with a copy of each such policy and, within thirty (30) days after notice in writing from Lender, obtain such additional insurance as Lender may reasonably request.

          6.10. MAINTENANCE OF PROPERTY. Borrower shall (and shall cause each Subsidiary to) maintain its property in good working condition.

          6.11. CHANGE OF PRINCIPAL PLACE OF BUSINESS, ETC. If, at time hereafter, any Obligor elects to move its Executive Office, or elects to change its name, identity or its organization structure to other than a corporate structure, Borrower will notify Lender in writing at least thirty (30) days prior thereto.

          6.12. WAIVERS. With respect to each of the Collateral Locations at which, at any time, One Hundred Thousand Dollars ($100,000) or more, in Collateral is situated, Borrower will obtain (or cause a Subsidiary Guarantor, as appropriate to obtain) such Landlord Agreements as Lender may reasonably require to insure the priority of its security interest in that portion of the Collateral situated at such locations.

          6.13. PRESERVATION OF EXISTENCE. Borrower shall (and shall cause each Subsidiary to) preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership of its properties (except where failure so to qualify or remain qualified would not result in a Material Adverse Change).

          6.14. COMPLIANCE WITH LAWS. Borrower shall (and shall cause each Subsidiary to) comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which would or could materially adversely affect their respective financial condition or the ownership, maintenance or operation of any material portion of any of their respective properties. Without limiting the foregoing, each of Borrower and its Subsidiaries shall obtain and maintain all permits, licenses and other authorizations which are required under, and otherwise comply with, all federal, state, and local laws and regulations (except where failure to do so would not result in a Material Adverse Change).

          6.15. CERTAIN REQUIRED NOTICES. Promptly, but not later than ten (10) days after, its receipt of notice or knowledge thereof, Borrower will report to
Lender: (i) any lawsuit or administrative proceeding in which Borrower or any Subsidiary is a defendant which, if decided adversely to Borrower or such Subsidiary, could reasonably be expected to result in a Material Adverse Change; or (ii) the existence and nature of any Default Condition or Event of Default.

          6.16. YEAR 2000 COMPATIBILITY. Promptly, but in no event later than December 31, 1998: (a) Borrower shall take (and shall cause its Subsidiaries to take) all action necessary to ensure that all computer based systems of the Borrower and its Subsidiaries are capable of the following: (i) handling date information involving all and any dates before, during and/or after January 1, 2000, including accepting input, providing output and performing date calculations in whole or in part; (ii) operating, accurately without interruption on and in respect of any and all dates before, during and/or after January 1, 2000 and without any change in performance; (iii) responding to and processing two digit year input without creating any ambiguity as to the century; and (iv) storing and providing date input information without creating any ambiguity as to the century; and (b) Borrower and its Subsidiaries shall take all action necessary to ensure that all computer based systems of their vendors, suppliers and customers are capable of all of the foregoing, where noncompliance could reasonably be expected to result in a Material Adverse Change. In addition, at the request of Lender, Borrower shall provide Lender assurances in form and substance satisfactory to Lender of Borrower's and its Subsidiaries' ongoing compliance with the foregoing requirements.

          6.17. SEC REPORTS. Promptly, but not later than ten (10) days after, its delivery thereof to the U.S. Securities Exchange Commission (the "SEC"), Borrower will provide Lender with copies of its 10-Q, 10-K and any other, similar reports delivered to the SEC or its shareholders generally.

     7. NEGATIVE COVENANTS. Borrower covenants to Lender that from and after the date hereof and so long as any amount remains unpaid on account of any of the Obligations or this Agreement remains effective (whichever is the last to occur), Borrower will not do (and will not permit any Subsidiary to do), without the prior written consent of Lender, any of the things or acts set forth below:

          7.1. ENCUMBRANCES. Create, assume, or suffer to exist any Lien, except for Permitted Encumbrances.

          7.2. DEBT. Incur, assume, or suffer to exist any Debt, except for: (i) Debt to Lender or any Affiliate of Lender; (ii) Debt to Persons other than Lender existing on the date of this Agreement; (iii) Subordinated Debt; (iv) trade payables and contractual obligations to suppliers and customers incurred in the ordinary course of business; (v) accrued pension fund and other employee benefit plan obligations and liabilities (provided, however, that such Debt does not result in the existence of any Event of Default or Default Condition under any other provision of this Agreement); (vi) net deferred tax liabilities; (vii) Debt resulting from endorsements of negotiable instruments received in the ordinary course of its business; and (viii) Purchase Money Debt and Capital Leases, not to exceed One Million Dollars ($1,000,000), in the aggregate, at any one time outstanding.

          7.3. CONTINGENT LIABILITIES. Guarantee, endorse, become surety with respect to or otherwise become directly or contingently liable for or in connection with the obligations of any other person, firm, or corporation, except for (i) endorsements of negotiable instruments for collection in the ordinary course of business, (ii) guaranties by Borrower or any Subsidiary of any Debt permitted in Section 7.2, and (iii) the Columbia/HCA Guaranty.

          7.4. DIVIDENDS. Declare or pay any dividends on, or make any distribution with respect to, its shares of any class of capital stock.

          7.5. STOCK REDEMPTIONS. Purchase, redeem, or otherwise acquire for value any shares of any class of its capital stock.

          7.6. INVESTMENTS. Make any investment in cash or by delivery of property to any Person, whether by acquisition of stock, indebtedness or other obligation or security, or by loan, advance or capital contribution, or otherwise, in any Person or property of a Person, except for: (i) fixed assets acquired from time to time in the ordinary course of its business; (ii) current assets arising from the sale of goods or the provision of services in the ordinary course of business; (iii) loans or advances to employees for salary, commissions, travel or the like, made in the ordinary course of business; (iv) Cash Equivalents; and (v) Permitted Acquisitions.

          7.7. MERGERS. Dissolve or otherwise terminate its corporate status or enter into any merger, reorganization or consolidation or make any substantial change in the basic type of business conducted by Borrower and its Subsidiaries, as of the Closing Date.

          7.8. BUSINESS LOCATIONS. In the case of each Obligor, transfer its principal place of business or Executive Office, or open new store locations or warehouses, or transfer existing store locations or warehouses or maintain records with respect to Collateral, to or at any locations other than those at which the same are presently kept or maintained as set forth on the Borrower Information Schedule, except upon at least twenty-one (21) days prior written notice to Lender and after the delivery to Lender of financing statements, if required by Lender, in form satisfactory to Lender, to perfect or continue the perfection of Lender's Lien.

          7.9. AFFILIATE TRANSACTIONS. Enter into, or be a party to, or permit any Subsidiary to enter into or be a party to, any transaction with any Affiliate, except: (i) in the ordinary course of and pursuant to the reasonable requirements of Borrower's or such Subsidiary's business and upon fair and reasonable terms which are fully disclosed to Lender and are no less favorable to Borrower than would be obtained in a comparable arm's length transaction with a Person not an Affiliate or (ii) as disclosed in Borrower's Form 10-K filed with the SEC for the fiscal period ended December 31, 1997.

          7.10. FISCAL YEAR. Change its Fiscal Year, or permit any Subsidiary to have a fiscal year different from the Fiscal Year of Borrower.

          7.11. DISPOSITION OF ASSETS. Sell, lease or otherwise dispose of any of its properties, including any disposition of property as part of a sale and leaseback transaction, to or in favor of any person, except sales or other dispositions of assets, in addition to those set forth in Section 4.3, not to exceed, in aggregate fair market sale (based on net sales price received), the sum of Two Hundred Fifty Thousand Dollars ($250,000), as to Borrower and its Subsidiaries, collectively.

          7.12. FEDERAL TAXPAYER IDENTIFICATION NUMBER. Change or permit any Subsidiary to change its federal taxpayer identification number without prior written notice to Lender.

          7.13. EMPLOYEE BENEFIT PLANS. Permit an Employee Benefit Plan to become materially underfunded or create any Employee Benefit Plan without prior written notice to Lender and upon such notification this Agreement shall be amended as determined necessary by Lender in its discretion as a result of the creation of such Plan.

          7.14. SUBSIDIARIES. Create or acquire any Subsidiary subsequent to the Closing Date unless such Subsidiary is made party to this Agreement pursuant to an Agreement of Joinder, in substantially the form of Exhibit "H" attached hereto, and such Subsidiary executes and delivers such other documents as Lender may require pursuant thereto.

     8. FINANCIAL COVENANTS. Borrower covenants to Lender that, from and after the date hereof and so long as any amount remains on account of any of the Obligations or this Agreement remains effective (whichever is the last to occur), it will comply with the financial covenants set forth below:

          8.1. NET WORTH. Borrower shall maintain a minimum Net Worth at all times of at least Seven Million Five Hundred Thousand Dollars ($7,500,000), measured quarterly at the end of each Fiscal Quarter.

          8.2. LEVERAGE RATIO. Borrower shall not permit the Leverage Ratio to exceed 4.0:1 at any time, measured quarterly at the end of each Fiscal Quarter on a rolling four (4) Fiscal Quarters' basis.

          8.3. LIQUIDITY. Borrower shall maintain cash and Cash Equivalents at all times of an amount of at least Two Million Dollars ($2,000,000), measured quarterly at the end of each Fiscal Quarter.

     9. EVENTS OF DEFAULT. The occurrence of any events or conditions set forth below shall constitute an Event of Default hereunder, provided that any requirement for the giving of notice or the lapse of time, or both, has been satisfied:

          9.1. OBLIGATIONS. Borrower shall fail to make (i) any payment of principal on any of its Obligations, when due; or (ii) any payment of accrued interest, fees or charges constituting any of its Obligations, within five (5) days after the date when due.

          9.2. MISREPRESENTATIONS. Any Obligor shall make any representations or warranties in any of the Loan Documents or in any Guaranty or in any certificate or statement furnished at any time hereunder or in connection with any of the Loan Documents which proves to have been untrue or misleading in any material respect when made or furnished.

          9.3. CERTAIN COVENANTS. Any Obligor shall default in the observance or performance of any covenant or agreement contained in Sections 6.3 through 6.8,
6.10 and 6.14 through 6.16 of Article 6, in any Section of Article 7 or in any Section of Article 8.

          9.4. OTHER COVENANTS. Any Obligor shall default in the observance or performance of any covenant or agreement contained herein, in any of the other Loan Documents (other than a default the performance or observance of which is dealt with specifically elsewhere in this Section) unless (i) with respect to this Agreement, such default is cured to Lender's satisfaction within ten (10) days after the sooner to occur of receipt of notice of such default from Lender or the date on which such default first becomes known to such Obligor and (ii) with respect to any other Loan Document, such default is cured within any applicable grace, cure or notice and cure period contained therein.

          9.5. OTHER DEBTS. Borrower, any Subsidiary or any Guarantor shall default in connection with any agreement for Debt with any creditor, exceeding Two Hundred Fifty Thousand Dollars ($250,000), including Lender, which entitles said creditor to accelerate the maturity thereof, including, without limitation, any such Debt owing at any time under the Columbia/HCA Guaranty.

          9.6. VOLUNTARY BANKRUPTCY. Borrower, any Subsidiary or any Guarantor shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking liquidation, reorganization, arrangement, readjustment of its debts, or for any other relief under the Bankruptcy Code, or under any other act or law pertaining to insolvency or debtor relief, whether state, Federal, or foreign, now or hereafter existing; Borrower, any Subsidiary or any Guarantor shall enter into any agreement indicating its consent to, approval of, or acquiescence in, any such petition or proceeding; Borrower, any Subsidiary or any Guarantor shall apply for or permit the appointment by consent or acquiescence of a receiver, custodian or trustee of Borrower, any Subsidiary or any Guarantor for all or a substantial part of its property; Borrower, any Subsidiary or any Guarantor shall make an assignment for the benefit of creditors; or Borrower, any Subsidiary or any Guarantor shall be unable or shall fail to pay its debts generally as such debts become due, or Borrower, any Subsidiary or any Guarantor shall admit, in writing, its inability or failure to pay its debts generally as such debts become due.

          9.7. INVOLUNTARY BANKRUPTCY. There shall have been filed against Borrower, any Subsidiary or any Guarantor an involuntary petition in bankruptcy or seeking liquidation, reorganization, arrangement, readjustment of its debts or for any other relief under the Bankruptcy Code, or under any other act or law pertaining to insolvency or debtor relief, whether state, federal or foreign, now or hereafter existing; Borrower, any Subsidiary or any Guarantor shall suffer or permit the involuntary appointment of a receiver, custodian or trustee of Borrower, any Subsidiary or any Guarantor or for all or a substantial part of its property; or Borrower, any Subsidiary or any Guarantor shall suffer or permit the issuance of a warrant of attachment, execution or similar process against all or any substantial part of the property of Borrower, any Subsidiary or any Guarantor; or any motion, complaint or other pleading is filed in any bankruptcy case of any person or entity other than Borrower and such motion, complaint or pleading seeks the consolidation of Borrower's assets and liabilities with the assets and liabilities of such person or entity; and in each such instance, such proceeding shall contain undismissed for a period of sixty (60) consecutive days.

          9.8. DAMAGE, LOSS, THEFT OR DESTRUCTION OF COLLATERAL. There shall have occurred material uninsured damage to, or loss, theft or destruction of, any Collateral having a value, based on the lower of its depreciated cost or market value, exceeding Two Hundred Fifty Thousand Dollars ($250,000).

          9.9. JUDGMENTS. A final judgment or order for the payment of money is rendered against Borrower, any Subsidiary or any Guarantor in the amount of Two Hundred Fifty Thousand Dollars ($250,000) or more (exclusive of amounts covered by insurance) and either (x) enforcement proceedings shall have been commenced by any creditor upon such judgment or order, or (y) a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect for any period of thirty (30) consecutive days.

          9.10. DISAVOWAL OF CERTAIN OBLIGATIONS. Any Person (other than Lender) party to a Guaranty or Subordination Agreement shall disavow its obligations thereunder; or any such Guaranty is alleged to be, or determined by any governmental authority to be, invalid, unenforceable or otherwise not binding on any Person party thereto (other than Lender), in whole or in part.

          9.11. CHANGE OF CONTROL, ETC. A change in Control shall occur in respect of Borrower subsequent to the Closing Date.

     10. REMEDIES. Upon the occurrence or existence of any Event of Default, or at any time thereafter, without prejudice to the rights of Lender to enforce its claims against Borrower for damages for failure by Borrower to fulfill any of its obligations hereunder, subject only to prior receipt by Lender of payment in full of all Obligations then outstanding in a form acceptable to Lender, Lender shall have all of the rights and remedies set forth below, and it may exercise any one, more, or all of such remedies, in its sole discretion, without thereby waiving any of the others; provided, however, that, in addition to the foregoing, if the Event of Default is in respect of Section
9.6 or 9.7, then, automatically, immediately upon such Event of Default occurring, without necessity of any further action on Lender's part, all commitments of Lender hereunder and under all other Loan Documents shall terminate, and all Obligations shall be immediately due and payable.

          10.1. ACCELERATION OF THE OBLIGATIONS. Lender, at its option, may terminate all commitments of Lender hereunder and under all other Loan Documents, and declare all of the Obligations to be immediately due and payable, whereupon the same shall become immediately due and payable without presentment, demand, protest, notice of nonpayment or any other notice required by law relative thereto, all of which are hereby expressly waived by Borrower, anything contained herein to the contrary notwithstanding. If any note of Borrower to Lender constituting

Obligations, including, without limitation, any of the Notes, shall be a demand instrument, however, the recitation of the right of Lender to declare any and all Obligations to be immediately due and payable, whether such recitation is contained in such note or in this Agreement, as well as the recitation of the above events permitting Lender to declare all Obligations due and payable, shall not constitute an election by Lender to waive its right to demand payment under a demand at any time and in any event, as Lender in its discretion may deem appropriate. Thereafter, Lender, at its option, may, but shall not be obligated to, accept less than the entire amount of Obligations due, if tendered, provided, however, that unless then agreed to in writing by Lender, no such acceptance shall or shall be deemed to constitute a waiver of any Event of Default or a reinstatement of any commitments of Lender hereunder or under all other Loan Documents.

          10.2. DEFAULT. If Lender so elects, by further written notice to Borrower, Lender may increase the rate of interest charged on the Notes then outstanding for so long thereafter as Lender further shall elect by an amount not to exceed the Default Rate.

          10.3. REMEDIES OF A SECURED PARTY. Lender shall thereupon have the rights and remedies of a secured party under the UCC in effect on the date thereof (regardless whether the same has been enacted in the jurisdiction where the rights or remedies are asserted), including, without limitation, the right to take possession of any of the Collateral or the proceeds thereof, to sell or otherwise dispose of the same, to apply the proceeds therefrom to any of the Obligations in such order as Lender, in its sole discretion, may elect. Lender shall give Obligors c/o Borrower written notice of the time and place of any public sale of the Collateral or the time after which any other intended disposition thereof is to be made. The requirement of sending reasonable notice shall be met if such notice is given to Borrower at least ten (10) days before such disposition. Expenses of retaking, holding, insuring, preserving, protecting, preparing for sale or selling or the like with respect to the Collateral shall include, in any event, reasonable attorneys' fees and other legally recoverable collection expenses, all of which shall constitute Obligations.

          10.4. REPOSSESSION OF THE COLLATERAL. Lender may take the Collateral or any portion thereof into its possession, by such means (without breach of the peace) and through agents or otherwise as it may elect (and, in connection therewith, demand that Obligors assemble the Collateral at a place or places and in such manner as Lender shall prescribe), and sell, lease or otherwise dispose of the Collateral or any portion thereof in its then condition or following any commercially reasonable preparation or processing, which disposition may be by public or private proceedings, by one or more contracts, as a unit or in parcels, at any time and place and on any terms, so long as the same are commercially reasonable and Borrower hereby waives all rights which any Obligor has or may have under and by virtue of OCGA Ch. 44-14, including, without limitation, the right of any Obligor to notice and to a judicial hearing prior to seizure of any Collateral by Lender.

          10.5. DIRECT NOTIFICATION. Lender may, additionally, in its sole discretion, at any time that an Event of Default exists, direct Account Debtors to make payments on the Accounts Receivable Collateral, or portions thereof, directly to Lender, and the Account Debtors are hereby authorized and directed to do so by Borrower upon Lender's direction, and the funds so received shall be also deposited in the Collateral Reserve Account, or, at the election of Lender, upon its receipt thereof, be applied directly to repayment of the Obligations in such order as Lender, in its sole discretion, shall determine.

          10.6. SET OFF. Lender may set off any or all of the Balances Collateral against the Obligations.

          10.7. OTHER REMEDIES. Unless and except to the extent expressly provided for to the contrary herein, the rights of Lender specified herein shall be in addition to, and not in limitation of, Lender's rights under the UCC, as amended from time to time, or any other statute or rule of law or equity, or under any other provision of any of the Loan Documents, or under the provisions of any other document, instrument or other writing executed by any Obligor or any third party in favor of Lender, all of which may be exercised successively or concurrently.

     11.  MISCELLANEOUS.

          11.1. WAIVER. Each and every right granted to Lender under this Agreement, or any of the other Loan Documents, or any other document delivered hereunder or in connection herewith or allowed it by law or in equity, shall be cumulative and may be exercised from time to time. No failure on the part of Lender to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right preclude any other or future exercise thereof or the exercise of any other right. No waiver by Lender of any Default Condition or Event of Default shall constitute a waiver of any subsequent Default Condition or Event of Default.

          11.2. GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

          11.3. SURVIVAL. All representations, warranties and covenants made herein and in the Loan Documents shall survive the execution and delivery hereof and thereof. The terms and provisions of this Agreement shall continue in full force and effect, notwithstanding the payment of one or more of the Notes or the termination of the Line of Credit, until all of the Obligations have been paid in full and Lender has terminated this Agreement in writing.

          11.4. ASSIGNMENTS. No assignment hereof or of any Loan Document shall be made by any Obligor without the prior written consent of Lender. Lender may assign, or sell participations in, its right, title and interest herein and in the Loan Documents at any time hereafter without notice to or consent of any Obligor.

          11.5. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which when fully executed shall be an original, and all of said counterparts taken together shall be deemed to constitute one and the same agreement.

          11.6. REIMBURSEMENT. Borrower shall pay to Lender on demand all out-of-pocket costs and expenses that Lender pays or actually incurs in connection with the negotiation, preparation, consummation, enforcement and termination of this Agreement and the other Loan Documents, including, without limitation: (a) attorneys' fees and paralegals' fees and disbursements of outside counsel; (b) costs and expenses (including outside attorneys' and paralegals' fees and disbursements) for any amendment, supplement, waiver, consent or subsequent closing in connection with the Loan Documents and the transactions contemplated thereby; (c) costs and expenses of lien and title searches and title insurance; (d) actual taxes, fees and other charges for recording any deeds to secure debt, deeds of trust, mortgages, filing financing statements and continuations, and other actions to perfect, protect and continue the Lien of Lender in the Collateral; (e) sums paid or incurred to pay for any amount or to take any action required of Borrower under the Loan Documents that Borrower fails to pay or take; (f) costs of appraisals, inspections, field audits and verifications of the Collateral, including, without limitation, costs of travel, for inspections of the Collateral and Borrower's operations by Lender; (g) costs and expenses of preserving and protecting the Collateral; and
(h) after an Event of Default, costs and expenses (including attorneys' and paralegals' fees and disbursements) paid or incurred to obtain payment of the Obligations, enforce the Lien in the Collateral, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents or to defend any claim made or threatened against Lender arising out of the transactions contemplated hereby (including, without limitation, preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid to Borrower. All of the foregoing costs and expenses may, in the discretion of Lender, be charged to the Master Note. Borrower will pay all expenses incurred by it in the transaction. In the event that any Obligor becomes a debtor under the Bankruptcy Code, Lender's secured claim in such case shall include interest on the Obligations and all fees, costs and charges provided for herein (including, without limitation, reasonable attorneys' fees actually incurred) all for the extent allowed by the Bankruptcy Code.

          11.7. SUCCESSORS AND ASSIGNS. This Agreement and Loan Documents shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto and thereto.

          11.8. SEVERABILITY. If any provision this Agreement or of any of the Loan Documents or the application thereof to any party thereto or circumstances shall be invalid or unenforceable to any extent, the remainder of such Loan Documents and the application of such provisions to any other party thereto or circumstance shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

11.9. NOTICES. All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made when personally delivered or deposited in the mail, registered or certified mail, postage prepaid, addressed as follows: (i) for Lender, care of the address of Lender inscribed beneath its signature hereinbelow and (ii) for any Obligor, care of the address set forth as its Executive Office on the Borrower Information Schedule (or to such other address as may be designated hereafter in writing by the respective parties hereto) except in cases where it is expressly provided herein or by applicable law that such notice, demand or request is not effective until received by the party to whom it is addressed.

          11.10. ENTIRE AGREEMENT: AMENDMENTS. This Agreement, together with the remaining Loan Documents, constitute the entire agreement between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any Loan Document may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the party against whom enforcement is sought.

          11.11. TIME OF ESSENCE. Time is of the essence in this Agreement and the other Loan Documents.

          11.12. INTERPRETATION. No provision of this Agreement or any Loan Document shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

          11.13. LENDER NOT A JOINT VENTURER. Neither this Agreement nor any Loan Document shall in any respect be interpreted, deemed or construed as making Lender a partner or joint venturer with Borrower or as creating any similar relationship or entity, and Borrower agrees that it will not make any contrary assertion, contention, claim or counterclaim in any action, suit or other legal proceeding involving Lender and Borrower.

          11.14. JURISDICTION. EACH OBLIGOR AGREES THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF GEORGIA OR THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF GEORGIA, ATLANTA DIVISION, ALL AS LENDER MAY ELECT. BY EXECUTION OF THIS AGREEMENT, EACH OBLIGOR HEREBY SUBMITS TO EACH SUCH JURISDICTION, HEREBY EXPRESSLY WAIVING WHATEVER RIGHTS MAY CORRESPOND TO IT BY REASON OF ITS PRESENT OR FUTURE DOMICILE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY OTHER JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED OR REQUIRED BY LAW.

          11.15. ACCEPTANCE. This Agreement, together with the other Loan Documents, shall not become effective unless and until delivered to Lender at its principal office in Atlanta, Fulton County, Georgia and accepted in writing by Lender at such office as evidenced by its execution hereof (notice of which delivery and acceptance are hereby waived by each Obligor).

          11.16. PAYMENT ON NON-BUSINESS DAYS. Whenever any payment to be made hereunder or under the Notes shall be stated to be due on a Saturday, Sunday or any other day in which national banks within the State of Georgia are legally authorized to close, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest hereunder or under the Notes.

          11.17. CURE OF DEFAULTS BY LENDER. If, hereafter, any Obligor defaults in the performance of any duty or obligation to Lender hereunder or under any Loan Document, Lender may, at its option, but without obligation, cure such default and any costs, fees and expenses incurred by Lender in connection therewith including, without limitation, for the purchase of insurance, the payment of taxes and the removal or settlement of liens and claims, shall be deemed to be advances against the Master Note, whether or not this creates an overadvance thereunder, and shall be payable in accordance with its terms.

          11.18. RECITALS. All recitals contained herein are hereby incorporated by reference into this Agreement and made part thereof.

          11.19. ATTORNEY-IN-FACT. Each Obligor hereby designates, appoints and empowers Lender irrevocably as its attorney-in-fact, effective during any time that an Event of Default exists, either in the name of such Obligor or the name of Lender, at such Obligor's cost and expense, (i) to do any and all actions which Lender may deem necessary or advisable to carry out the terms of this Agreement or any other Loan Document upon the failure, refusal or inability of such Obligor to do so and (ii) to ask for, demand, sue for, collect, compromise, compound, receive, receipt for and give acquittances for any and all sums owing or which may become due upon any of the Collateral and, in connection therewith, to take any and all actions as Lender may deem necessary or desirable to realize upon any Collateral; and such Obligor hereby agrees to indemnify and hold Lender harmless from any costs, damages, expenses or liabilities arising against or incurred by Lender in connection therewith.

          11.20. SOLE BENEFIT. The rights and benefits set forth in this Agreement and the other Loan Documents are for the sole and exclusive benefit of the parties hereto and thereto and may be relied upon only by them.

          11.21. INDEMNIFICATION. Each Obligor will hold Lender, its respective directors, officers, employees, agents, Affiliates, successors and assigns harmless from and indemnify Lender, its respective directors, officers, employees, agents, Affiliates, successors and assigns against, all loss, damages, costs and expenses (including, without limitation, reasonable attorney's fees, costs and expenses) actually incurred by any of the foregoing, whether direct, indirect or consequential, as a result of or arising from or relating to any "Proceedings" (as defined below) by any Person, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any Person under any statute, case or regulation, including, without limitation, any federal or state securities laws or under any common law or equitable case or otherwise, arising from or in connection with this Agreement, and any other of the transactions contemplated by this Agreement, except to the extent such losses, damages, costs or expenses are due to the wilful misconduct or gross negligence of Lender. As used herein, "Proceedings" shall mean actions, suits or proceedings before any court, governmental or regulatory authority and shall include, particularly, but without limitation, any actions concerning Environmental Laws. At the request of Lender, each Obligor will indemnify any Person to whom Lender transfers or sells all or any portion of its interest in the Obligations or participations therein on terms substantially similar to the terms set forth above. Lender shall not be responsible or liable to any Person for consequential damages which may be alleged as a result of this Agreement or any of the transactions contemplated hereby. The obligations of Borrower under this Section shall survive the termination of this Agreement and payment of the Obligations.

          11.22. JURY TRIAL WAIVER. EACH OBLIGOR AND LENDER HEREBY WAIVE , TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, ANY OBLIGATIONS OR ANY COLLATERAL.

          11.23. TERMINOLOGY. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement, and all references in this Agreement to Articles, Sections, Subsections, paragraphs, clauses, subclauses or Exhibits shall refer to the corresponding Article, Section, Subsection, paragraph, clause, subclause of, or Exhibit attached to, this Agreement, unless specific reference is made to the articles, sections or other subdivisions divisions of or Exhibit to, another document or instrument. Wherever in this Agreement reference is made to any instrument, agreement or other document, including, without limitation, any of the Loan Documents, such reference shall be understood to mean and include any and all amendments thereto or modifications, restatements, renewals or extensions thereof. Wherever in this Agreement reference is made to any statute, such reference shall be understood to mean and include any and all amendments thereof and all regulations promulgated pursuant thereto. Whenever any matter set forth herein or in any Loan Document is to be consented to or be satisfactory to Lender, or is to be determined, calculated or approved by Lender, then, unless otherwise expressly set forth herein or in any such Loan Document, such consent, satisfaction, determination, calculation or approval shall be in Lender's sole discretion, exercised in good faith and, where required by law, in a commercially reasonable manner, and shall be conclusive absent manifest error.

          11.24. EXHIBITS. All Exhibits attached hereto are by reference made a part hereof.

     12. CONDITIONS PRECEDENT. Unless waived in writing by Lender at or prior to the execution and delivery of this Agreement, the conditions set forth below shall constitute express conditions precedent to any obligation of Lender hereunder.

          12.1. SECRETARY'S CERTIFICATE. Receipt by Lender of a certificate from the Secretary (or Assistant Secretary) of each Obligor, to be in form and substance substantially similar to the secretary's certificate set forth on Exhibit "E", certifying to Lender (i) that appropriate resolutions have been entered into by the Board of Directors of such Obligor incident hereto and that the officers of such Obligor whose signatures appear hereinbelow, on the other Loan Documents, and on any and all other documents, instruments and agreements executed in connection herewith, are duly authorized by the Board of Directors of such Obligor for and on behalf of such Obligor to execute and deliver this Agreement, the other Loan Documents and such other documents, instruments and agreements, and to bind such Obligor accordingly thereby, and (ii) as to the existence and status of such Obligor's articles of incorporation and by-laws.

          12.2. GOOD STANDING CERTIFICATES. Receipt by Lender of a certificate of good standing with respect to such Obligor from the secretaries of state of the state of incorporation of such Obligor and of any state in which a Collateral Location is situated, dated within thirty (30) days of the Closing Date.

          12.3. LOAN DOCUMENTS. Receipt by Lender of all the other Loan Documents, each duly executed in form and substance acceptable to Lender.

          12.4. INSURANCE. Receipt by Lender of a certificate respecting all insurance required to be maintained hereunder, together with appropriate loss payee and additional insured endorsements thereto, favoring Lender, all in form acceptable to Lender.

          12.5. FINANCING STATEMENTS. Receipt by Lender of Uniform Commercial Code financing statements respecting the Collateral, duly executed by each Obligor in form and substance acceptable to Lender.

          12.6. OPINION OF COUNSEL. Receipt by Lender of an opinion of counsel from independent legal counsel to the Obligors in substantially the form of Exhibit "F".

          12.7. LANDLORD AGREEMENTS. Receipt by Lender of Landlord Agreements with respect to each Collateral Location leased by an Obligor as of the Closing Date.

          12.8. NO DEFAULT. No Default Condition or Event of Default shall exist and Borrower shall in all respects be in compliance with all of the terms of the Loan Documents, as evidenced by its delivery of a Compliance Certificate to such effect.

          12.9. NO MATERIAL ADVERSE CHANGE. Lender shall have determined that no Material Adverse Change shall have occurred.

          12.10. SECURITIES PLEDGE AGREEMENT. Receipt by Lender of a Stock Pledge Agreement from Borrower in respect of the capital stock of each Subsidiary Guarantor, to be substantially in the form of Exhibit "G" attached hereto.

          12.11. OTHER. Receipt by Lender of such other documents, certificates, instruments and agreements as shall be required hereunder or provided for herein or as Lender or Lender's counsel may require in connection herewith.

                [REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]
         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and Borrower has caused its seal to be affixed hereto, as of the day and year first above written.


                            "LENDER"

                             WACHOVIA BANK, NATIONAL
                             ASSOCIATION


                             By:  /S/ Robert S. Massenburg
                                -----------------------------------------------
                                Name: Robert S. Massenburg
                                     ------------------------------------------
                                Title:  Vice President
                                     ------------------------------------------

                             Address for Notices:

                             Wachovia Bank, N.A.
                             191 Peachtree Street, N.E.
                             Atlanta, Georgia 30303
                             Attn: Central Region Corporate

                             "BORROWER"

                             SIMIONE CENTRAL HOLDINGS, INC.  (SEAL)


                             By:  /S/ James R. Henderson
                                -----------------------------------------------
                                Name: James R. Henderson
                                     ------------------------------------------
                                Title:  Chief Executive Officer
                                     ------------------------------------------

                             Attrest:  /S/ M. Henry Day, Jr.
                                     ------------------------------------------
                                     Name: M. Henry Day, Jr.
                                          -------------------------------------
                                     Title:  Secretary
                                           ------------------------------------

                             "SUBSIDIARY GUARANTORS"

                             SC HOLDING, INC.                           (SEAL)

                             By:  /S/ James R. Henderson
                                -----------------------------------------------
                                Name: James R. Henderson
                                     ------------------------------------------
                                Title:  Chief Executive Officer
                                     ------------------------------------------

                             Attrest:  /S/ M. Henry Day, Jr.
                                     ------------------------------------------
                                     Name: M. Henry Day, Jr.
                                          -------------------------------------
                                     Title:  Secretary
                                           ------------------------------------


                             SIMIONE CENTRAL, INC.                       (SEAL)


                             By:  /S/ James R. Henderson
                                -----------------------------------------------
                                Name: James R. Henderson
                                     ------------------------------------------
                                Title:  Chief Executive Officer
                                     ------------------------------------------

                             Attrest:  /S/ M. Henry Day, Jr.
                                     ------------------------------------------
                                     Name: M. Henry Day, Jr.
                                          -------------------------------------
                                     Title:  Secretary
                                           ------------------------------------

                             SIMIONE CENTRAL NATIONAL, L.L.C..           (SEAL)

                             By:  SC HOLDING, INC., as its sole Member

                             By:  /S/ James R. Henderson
                                -----------------------------------------------
                                Name: James R. Henderson
                                     ------------------------------------------
                                Title:  Chief Executive Officer
                                     ------------------------------------------

                             Attrest:  /S/ M. Henry Day, Jr.
                                     ------------------------------------------
                                     Name: M. Henry Day, Jr.
                                          -------------------------------------
                                     Title:  Secretary
                                           ------------------------------------


                             SIMIONE CENTRAL CONSULTING, INC.           (SEAL)


                             By:  /S/ James R. Henderson
                                -----------------------------------------------
                                Name: James R. Henderson
                                     ------------------------------------------
                                Title:  Chief Executive Officer
                                     ------------------------------------------

                             Attrest:  /S/ M. Henry Day, Jr.
                                     ------------------------------------------
                                     Name: M. Henry Day, Jr.
                                          -------------------------------------
                                     Title:  Secretary
                                           ------------------------------------

                             BENCHMARK HEALTHCARE CONSULTING, INC.       (SEAL)

                             By:  /S/ James R. Henderson
                                -----------------------------------------------
                                Name: James R. Henderson
                                     ------------------------------------------
                                Title:  President and Chief Executive Officer
                                     ------------------------------------------

                             Attrest:  /S/ M. Henry Day, Jr.
                                     ------------------------------------------
                                     Name: M. Henry Day, Jr.
                                          -------------------------------------
                                     Title:  Secretary
                                           ------------------------------------

                             DEZINE HEALTHCARE SOLUTIONS, L.L.C.         (SEAL)

                             By:  SC HOLDING, INC., as its sole Member

                             By:  /S/ James R. Henderson
                                -----------------------------------------------
                                Name: James R. Henderson
                                     ------------------------------------------
                                Title:  President and Chief Executive Officer
                                     ------------------------------------------

                             Attrest:  /S/ M. Henry Day, Jr.
                                     ------------------------------------------
                                     Name: M. Henry Day, Jr.
                                          -------------------------------------
                                     Title:  Secretary
                                           ------------------------------------


                             KSI ACQUISITION, L.L.C.                     (SEAL)

                             By:  SC HOLDING, INC., as its sole Member


                             By:  /S/ James R. Henderson
                                -----------------------------------------------
                                Name: James R. Henderson
                                     ------------------------------------------
                                Title:  President and Chief Executive Officer
                                     ------------------------------------------

                             Attrest:  /S/ M. Henry Day, Jr.
                                     ------------------------------------------
                                     Name: M. Henry Day, Jr.
                                          -------------------------------------
                                     Title:  Secretary
                                           ------------------------------------

EXHIBITS

Exhibit A                  Borrower Information Schedule
Exhibit B                  Compliance Certificate
Exhibit C                  Landlord's Agreement
Exhibit D                  Master Note
Exhibit E                  Secretary's Certificate
Exhibit F                  Opinion of Counsel
Exhibit G                  Securities Pledge Agreement
Exhibit H                  Joinder Agreement

                                   EXHIBIT "A"

                          BORROWER INFORMATION SCHEDULE


CORPORATE NAME: SIMIONE CENTRAL HOLDINGS, INC.

STATE OF INCORPORATION: Delaware

TAXPAYER ID (FEIN) NO.: 22-3209241

FISCAL YEAR ENDS: December 31

"DOING BUSINESS" OR TRADE NAME(S): N/A

TRADE STYLE(S) FOR INVOICING:  N/A

EXECUTIVE OFFICE:            6600 Powers Ferry Road
                             Atlanta, Georgia 30339

EXECUTIVE OFFICERS:          James R. Henderson       President/CEO
                             Lori N. Siegle           Treasurer
                             M. Henry Day, Jr.        Secretary
                                                      Others:

                             Gary W. Rasmussen        Chief Operating Officer
                             William J. Simione, Jr.  Executive Vice President



LOCATION(S) OF                                Owned                   Leased
COLLATERAL (OUTSIDE
EXECUTIVE OFFICE):

                       See Attachment A
                       --------------------   --------------------   --------------------

                       --------------------   --------------------   --------------------

                       --------------------   --------------------   --------------------

                       --------------------   --------------------   --------------------
                       (or attach schedule)


EXISTING LITIGATION:  As of 4/15/98 - none except for what's disclosed in the
                      ---------------------------------------------------------
Company's SEC filings.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              (or attach schedule)

SUBSIDIARIES:  See attachment C
             ------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              (or attach schedule)

EMPLOYEE BENEFIT
PLAN(S: See attachment D
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              (or attach schedule)


PATENTS, TRADEMARKS, SERVICE MARKS OWNED BY BORROWER:  See attachment E
                                                      -------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              (or attach schedule)

                                                                    Attachment A

                         SIMIONE CENTRAL HOLDINGS, INC.
                                 Office Summary


COMPANY                               OFFICE                 LOCATION                                   LANDLORD
-------                               ------                 --------                                   --------
Simione Central Holdings, Inc.    Corporate Office
                                                      6600 Powers Ferry Road                 Powers Ferry Landing West
                                                      Atlanta, GA 30039                      6590 Powers Ferry Road
                                                                                             Realty Holding Company
                                                                                             Insignia Commerce Group, Inc.
                                                                                             Atlanta, GA 30339

Simione Central National, L.L.C.

                                 Atlanta Office       Same as Simione Central Holding, Inc.  Same as Simione Central Holding, Inc.

                                 Florida Office       1180 SW 36th Avenue                    O'Donnell Davis, Inc.
                                                      Pompano Beach, FL 33069                attn: Donna Aleckna
                                                                                             244 Cranbury Road
                                                                                             Cranbury, NJ 08512

Simione Central Consulting, Inc.
                                 Connecticut Office  4130 Whitney Avenue                     S&S Realty
                                                     Hamden, CT 06518                        555 Long Wharf Drive
                                                                                             12th Floor
                                                                                             New Haven, CT 06511

                                 Massachusetts       1700 West Park Dr.                      W9/TIB Real Estate Ltd. Partnership
                                                     Suite 300                               C/O Trammell Crow Company, Inc.
                                                     Westborough, MA 01581                   1700 West Park Drive
                                                                                             Westborough, MA 01581


                                 Atlanta Office      Same as Simione Central Holding, Inc.   Same as Simione Central Holding, Inc.

                         SIMIONE CENTRAL HOLDINGS, INC.
                                 Office Summary


COMPANY                                      OFFICE                LOCATION                           LANDLORD
-------                                      ------                --------                           --------
Benchmark Healthcare Consulting, Inc.

                                             Dallas Office       102 Decker Drive, Suite 240     Big Golf L.P.
                                                                 Irving, TX 76062                200 East Sizth Ave.
                                                                                                 Suite 220
                                                                                                 Austin, TX 78701

                                             Florida Office      4040 Woodcock Dr.               Koger Equity Inc
                                                                 Suite 249                       P.O. Box D860498
                                                                 Jacksonville, FL 32207          Orlando, FL 32886-0498

                                                                                                 Patick & Associates
                                                                                                 4040 Woodcock Drive
                                                                                                 Suite 230
                                                                                                 Jacksonville, FL 32207-2719

Dezine Healthcare Solutions, L.L.C.          New Jersey Office   758 State Hwy. 18               FNJ/E Brunswick Wood Associates
                                                                 Suite 110                       First NJ Real Property Mgmt
                                                                 East Brunswick, NJ 08816        30 Main Street
                                                                                                 South River, NJ 08882

                                             Houston Office      1 Sugar Creek Center Blvd       Parkway Portfolio I LLC
                                                                 Suite 850                       C/O Comerica Bank Building
                                                                 Sugarland, TX 77478             P.O. Box 39271
                                                                                                 Jackson, MS 39271

                                             California Office   3200 4th Avenue                 3200 Fourth Ave. A Partnership
                                                                 Suite 201                       1901 First Ave. 2nd Floor
                                                                 San Diego, CA 92103             San Diego, CA 92101

                                             California Office   666 Baker St.                   DFB Associates
KSI Acquisition, L.L.C.                                          Suite 357
                                                                 Costa Mesa, CA 92626

                                  Attachment C


Simione Central Holdings, Inc.
Subsidiaries



SC Holding, Inc.
Simione Central, Inc.
Simione Central National, L.L.C.
Simione Central Consulting, Inc.
Benchmark Healthcare Consulting, Inc.
Dezine Healthcare Solutions, L.L.C.
KSI Acquisition, L.L.C.
Script Systems, Inc.

                                  Attachment D



Simione Central Benefit Plans

Prudential health insurance
Prudential dental insurance
Prudential life insurance
Vision Service Plan
401K plan
Long & short term disability
Guardian life insurance (optional)

                                  Attachment E

                            SIMIONE CENTRAL PROJECTS

      PROJECT                                 ACTION TO DO             INFORMATION               COST            C. BRIGHT
                                                                         NEEDED                 ESTIMATE           PRIORITY
----------------------------------------------------------------------------------------------------------------------------

1.                                        TRADEMARKS Existing & Applied For
-----------------------------------------------------------------------------------------------------------------------------
2.    SIMIONE                 Register                                                         $  550                  H
      CENTRAL

3.    SC LOGO                 Register                                                            550                  H

4.    SYNERGY                 TM search and, if clear, register       description of              400 search           H
                                                                      goods/services              550 appln.
                                                                                                  245 filing fee

5.    SYNERGY + LOGO          Register (if SYNERGY search is                                      400 search           H
                              clear)                                                              550 appln.
                                                                                                  245 filing fee

6.    INFOMED                 B&A docket renewal date                 Need copy of                100
                                                                      registration certificate
                                                                      JB will get if CB does
                                                                      not have copy

7.    INFOMED                 Review POGO TM search, do web                                       300
                              search and advise re: potential
                              infringers currently existing (appears
                              to be several)

8.    INFOMED'S               Get POGO TM search                      CB to provide search        400 search
      TELTIME                                                         report                      550 appln.
                                                                                                  245 filing fee

9.    STAT2                   Register (search done for                                           400 search
                              STATSCAN, but does not appear to                                    550 appln.
                              have been registered)                                               245 filing fee

10.   STATSCAN                Register                                                            550 appln.
                                                                                                  245 filing fee

11.   MAPPSCAN                Review POGO search and register                                     400 search
                                                                                                  550 appln.
                                                                                                  245 filing fee

12.   MAPPLUS                 Do TM search, register, if clear                                    400 search
                                                                                                  550 appln.
                                                                                                  245 filing fee

13.   MAPPLINK                Do TM search, register, if clear                                    400 search
                                                                                                  550 appln.
                                                                                                  245 filing fee

14.   MAPP                    Refile application to register                                      550 appln.
                                                                                                  245 filing fee

15.   MANAGED                 Refile application to register                                      550 appln.
      AVENUES OF                                                                                  245 filing fee
      PATIENT
      PROGRESS


                                                                       EXHIBIT B


                             COMPLIANCE CERTIFICATE

          The undersigned, being an authorized officer having the title inscribed below of SIMIONE CENTRAL HOLDINGS, INC. ("Borrower"), and, in such capacity, being familiar with the matters set forth herein and duly authorized and empowered to issue this Certificate for and on behalf of Borrower, does hereby certify to WACHOVIA BANK, NATIONAL ASSOCIATION ("Lender"), in connection with and pursuant to that certain Loan and Security Agreement, dated as of May 11, 1998, among Borrower, Lender and the "Subsidiary Guarantors" named therein (herein, as it may be amended to date, called the "Loan Agreement"; capitalized terms used herein, without definition, having the meanings given to such terms in the Loan Agreement) that, as of the date of this Certificate, there exists no Event of Default or Default Condition.

          Without limiting the generality of the foregoing, Borrower is in compliance with all financial covenants specified in Section 8 to the Loan Agreement, as demonstrated by the computations set forth on Exhibit "A" attached hereto.

          WITNESS my hand as of May 11, 1998.


                                             ---------------------------------
                                             Name:
                                                  ----------------------------
                                             Title:
                                                   ---------------------------

                                                                       EXHIBIT C

                              LANDLORD'S AGREEMENT

                       Tenant:
                               ----------------------

         THIS LANDLORD'S AGREEMENT ("Agreement"), made and entered into by the undersigned landlord (the "Landlord") in favor of WACHOVIA BANK, NATIONAL ASSOCIATION ("Lender") in respect of the subject Tenant.


                                   WITNESSETH:

RECITALS:

          1.1 Landlord is the landlord under the Lease described on Exhibit "A" attached hereto (the "Lease"), covering the business premises likewise described on said Exhibit "A" (the "Premises").

          1.2 Tenant is the tenant of Landlord under the Lease and, in such capacity, is operating its business on, or keeps property on, the Premises.

          1.3 Tenant has notified Landlord that it has entered, or intends to enter, into a certain financing arrangement (the "Financing, Arrangement") with Lender, pursuant to which Lender will make certain loans, advances and other financial accommodations to or for the benefit of Tenant.

          1.4 Tenant intends to secure the payment and performance of its obligations to Lender under the Financing Arrangement by granting to Lender a security interest in, among other property of Tenant, all of its inventory, books and records, equipment and trade fixtures, whether now owned or hereafter acquired or existing (the "Collateral"), portions of which are or hereafter may be located on the Premises.

          1.5 In connection therewith, pursuant to Lender's request, Tenant has requested that Landlord execute this Agreement in favor of Lender.

          1.6 Landlord has agreed, at Tenant's request and as an accommodation to it, to execute this Agreement.

              IN CONSIDERATION of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by Landlord, Landlord acknowledges and agrees as follows in favor of Lender:

          1.1 Lien Subordination. Landlord acknowledges and agrees that: (a) the security interest of Lender in the Collateral shall be superior to any lien, right, title, claim or interest which Landlord may now or hereafter have therein; (b) Landlord shall not assert as against Lender's security interest therein any statutory, contractual or possessory lien, right, title, claim or interest in the Collateral, including without limitation, rights of levy or distraint for rent, all of which Landlord hereby subordinates to Lender for the term of this Agreement; (c) Lender shall have access to the Collateral and the Premises at all times hereafter during regular business hours to remove the Collateral therefrom should Lender elect to enforce the security interest granted in their favor in the Collateral, without hindrance or delay by Landlord; and (d) all Collateral which is now located or hereafter may be located oil the Premises shall remain the property of Tenant.

          1.2 Termination of the Lease or Sublease. If, after the date hereof, Landlord intends to terminate the Lease or otherwise exercise any right it may have to require Tenant to surrender the Premises or to remove any property of Tenant (including the Collateral) from the Premises, Landlord use its best efforts to notify, Lender in writing at Wachovia Bank, National Association, 191 Peachtree Street, Atlanta, Georgia 30303, Attn: Central Region Corporate, of its intent to take such action and to permit Lender to enter onto the Premises within such thirty (30) day period in order to remove the Collateral therefrom, without charge, that Lender shall promptly repair any damage to the Premises caused by such removal; and in either such event, Landlord agrees to cooperate with Lender and not to lender its actions in protecting or realizing upon the Collateral.

          1.3 Term. This Agreement shall remain in full force and effect until the Financing Arrangement has been terminated, and all obligations and liabilities of Tenant to Lender arising therefrom have been paid and satisfied in full.

          1.4 No Oral Modification; Successors and Assigns. The provisions of this Agreement may not be modified or terminated orally, and shall be binding upon the successors, assigns and personal representatives of Landlord, and upon any successor owner or transferee of the Premises, and shall inure to the benefit of the successors and assigns of Lender.

         IN WITNESS WHEREOF, Landlord has caused this Agreement to be executed, by its duly authorized officer, agent or other representative is of the date first above written.

Signed and delivered                         LANDLORD:
in the presence of:

                                             ---------------------------------
---------------------------------
Witness
                                             By:
                                                ------------------------------
                                                Name:
---------------------------------                   --------------------------
Notary Public                                   Title:
                                                      ------------------------


My Commission Expires:



--------------------------------
(NOTARY SEAL)


                                   EXHIBIT "A"


Description of Lease:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------





Description of Premises:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(or add Exhibit)

                                                                       EXHIBIT D
                                   MASTER NOTE

         1. FOR VALUE RECEIVED, the undersigned (Borrower"), promises to pay to the order of WACHOVIA BANK, NATIONAL ASSOCIATION ("Lender"), at the principal office of Lender in Atlanta, Georgia, or at such other place as Lender hereafter may direct in writing, in legal tender of the United States of America, the principal sum of Twenty-Five Million Dollars ($25,000,000), or so much thereof as may be disbursed and remain outstanding from time to time hereafter under that certain "Line of Credit" opened by Lender in favor of Borrower pursuant to the terms of that certain Loan and Security Agreement, dated as of May 11, 1998, among Lender, Borrower and the "Subsidiary Guarantors" named therein (hereinafter, as it may be amended or supplemented from time to time, called the "Loan Agreement"; all capitalized terms used herein, but not expressly defined herein, shall have the meanings given to such terms in the Loan Agreement), the terms and provisions of which are hereby incorporated herein by reference and made a part hereof, on the Termination Date, with interest thereon (computed on the daily outstanding principal balance, for the actual number of days outstanding, on the basis of a 360 day year) on each advance made hereunder from date of advance until paid in full at a rate per annum equal to the Applicable Rate. Unless and except to the extent otherwise expressly provided in the Loan Agreement, accrued interest on the unpaid principal balance hereof from time to time outstanding shall be due and payable monthly, commencing on the first day of the calendar month succeeding the date hereof and continuing on the same day of each succeeding calendar month thereafter and on demand for payment in full of the principal balance hereof.

         2. Borrower agrees, in the event that this Master Note or any portion hereof is collected by law or through an attorney at law, to pay all costs of collection, including, without limitation, reasonable attorneys' fees.

         3. This Note evidences borrowing under, is subject to and secured by, and shall be paid and enforced in accordance with, the terms of the Loan Agreement, and is the "Master Note" defined in Section 1.1 thereof.

          4. Nothing herein shall limit any night granted to Lender by any other instrument or by law or equity.

          5. Borrower hereby waives presentment, demand, protest, notice of presentment, demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be provided for in the Loan Agreement.

         IN WITNESS WHEREOF, Borrower has caused this Note to be signed and sealed as of May 11, 1998.

                                             "BORROWER"

                                             SIMIONE CENTRAL HOLDINGS, INC.
                                             (SEAL)

                                             By:
                                                -------------------------------
                                                Name:
                                                     --------------------------
                                                Title:
                                                      -------------------------

                                             Attest:
                                                    ---------------------------
                                                Name:
                                                     --------------------------
                                                Title:
                                                      -------------------------

                                   EXHIBIT "E"

                             SECRETARY'S CERTIFICATE


         I hereby certify that I am the duly elected, qualified and serving Secretary of_______________("Obligor"); that Obligor is a corporation organized and existing under the laws of the State of its incorporation, having its registered office and registered agent in such state; that attached hereto as Exhibits "A" and "B", respectively, are true, correct and complete copies of the Board of Directors of Borrower as in effect on the date of this Certificate; that the following copy is a true and correct copy of resolutions duly adopted at a meeting of the Board of Directors of Obligor, held on or prior to the date of this Certificate, at which a quorum was present and acting throughout; that said meeting was duly authorized by the By-Laws of Borrower; that the actions taken at such meeting and reflected in said resolutions are authorized by the By-Laws of Obligor; that said resolutions are now in full force and effect and have not been modified or amended; that on the date hereof the office of [President] of Obligor is held by the PERSON NAMED as such below and the office of Secretary of Obligor is held by the Person named as such below; and that the following are the genuine signatures of said officers:

          [President]
                     -------------------

          Secretary
                     -------------------

         "RESOLVED that this corporation enter into a certain loan and security agreement with Wachovia Bank, National Association ("Lender"), providing generally for the extension of a line of credit in favor of [this corporation] [the parent company of this corporation] in the principal amount of Twenty-Five Million Dollars ($25,000,000), [guaranteed by this corporation], secured by the grant of a security interest in all, or substantially all assets of this corporation;

         "RESOLVED FURTHER, that the [President] or any other officer of this corporation be and he is hereby authorized to execute and deliver said agreement and any notes, guaranties and other certificates, instruments and agreements which Lender may require, and to consent and agree to any and all terms to each and every one thereof;

         "RESOLVED, FURTHER, that the execution and delivery of any writings or the taking of any other actions in connection with the foregoing by the [President] or any other officer of this corporation be and the same is hereby ratified as the act and deed of this corporation;

         "RESOLVED, FURTHER, that the Secretary of this corporation be and he is hereby authorized to affix the seat of said corporation to any writings executed by the President or any other officer of this corporation in connection with the foregoing, and to attest the same, but such attestation is not required to evidence the same as the act and deed of this corporation."

         So certified to as of May 11, 1998.

(CORPORATE SEAL)
                                             ---------------------------------
                                             Name:
                                                  ----------------------------
                                             Title: Secretary

                                 ACKNOWLEDGMENT

         The undersigned, being the          or any other officer having the
title inscribed below of         , do certify that the person whose signature is
inscribed above is the duly elected and qualified Secretary of said corporation as of the date hereof, and the keeper of the records and minutes of the meetings of the Board of Directors of said corporation.

                                             ---------------------------------
                                             Name:
                                                  ----------------------------
                                             Title:
                                                   ---------------------------

                                   EXHIBIT "F"

                               OPINION OF COUNSEL

                              (LAW FIRM STATIONERY)

                                                                    May 11, 1998

Wachovia Bank, N.A.
191 Peachtree Street
Atlanta, Georgia 30303
Attn: Central Region Corporate

Re: SIMIONE CENTRAL HOLDINGS, INC. ("Borrower"); Loan and Security Agreement, dated as of May 11, 1998 ("Agreement"), among Borrower, the "Subsidiary Guarantors" named therein, and Wachovia Bank, N.A. ("Lender")

Ladies and Gentlemen:

         Terms which are defined in the Agreement and which are used herein shall have the same meanings herein as ascribed thereto in the Agreement.

         We are legal counsel to each Obligor and, in such capacity, we have reviewed the Agreement and the remaining Loan Documents as well as the Articles of Incorporation, By-Laws and minute book of each Obligor and such other documents, instruments, certificates and agreements as we have deemed necessary or advisable to review in order to render the opinions set forth below.

          Accordingly, it is our opinion that.

         1. Each Obligor is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation.

         2. Each Obligor has the requisite corporate power to make, deliver and perform under the Loan Documents and has taken all necessary and appropriate corporate action to authorize the execution, delivery and performance of the Loan Documents.

         3. The Loan Documents constitute the valid obligations of each Obligor, legally binding upon it and enforceable against it in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, or other similar laws affecting the enforcement of creditor's rights generally. The enforceability of each Obligor's obligations under the Loan Document is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         4. No consent or approval of any other party, including, but not limited to, any shareholders or directors of each Obligor, and no consent, license, approval or authorization of any governmental authority, commission, bureau or agency is required in connection with the execution, delivery, performance, validity and enforceability of the Loan Documents which has not been obtained by each Borrower on or prior to the date hereof.

         5. The officers of each Borrower who executed, attested and delivered the Loan Agreement and the other Loan Documents were authorized and empowered to do so for and on behalf of such Obligor, and to bind such Obligor accordingly thereby.

         6. The execution, delivery of and performance by each Obligor under the Loan Documents have been duly authorized by all necessary corporate action and do not and will not violate the provisions of the Articles of Incorporation, By-Laws, or of any shareholder agreement of such Obligor, or of any mortgage, indenture, security agreement, contract, undertaking or other agreement to which such Obligor is a party or which purports to be binding upon such Obligor or any of its property or assets, or of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award known to us, after reasonable investigation, to be presently effective having applicability to Borrower.

         7. To our knowledge there are no proceedings pending or before any court or administrative agency against any Obligor.

         This opinion of counsel is rendered for your benefit only and may be relied upon only by you.

                                           Sincerely,

                                           (Partner)

                                                                       EXHIBIT G



                           SECURITIES PLEDGE AGREEMENT

THIS SECURITIES PLEDGE AGREEMENT (this "Agreement"), made by SIMIONE CENTRAL HOLDINGS, INC. ("Borrower"), SIMIONE CENTRAL CONSULTING, INC. ("Simione Consulting") and SC HOLDING, INC. ("Holding,") (Borrower, Simione Consulting and Holding individually and collectively, "Pledgor") to and in favor of WACHOVIA BANK, N.A., a national bank ("Lender"), pursuant to that certain Loan and Security Agreement, dated of even date herewith, among Borrower, as borrower, Simione Consulting and Holding, as "Subsidiary Guarantors", the other "Subsidiary Guarantor" named therein, and Lender (hereinafter, together with any amendments or supplements thereto, called the "Loan Agreement"; all capitalized terms used herein, but not expressly defined herein, to have the meanings given to such terms in the Loan Agreement) in order to provide for the pledge by Pledgor of all capital stock or membership interests of each Subsidiary Guarantor owned by Pledgor.

1.       PLEDGE

         For value received and in consideration of any extension of credit as may from time to time be made by Lender to Borrower pursuant to the Loan Agreement, Pledgor hereby assigns, pledges and conveys to Lender a continuing general primary lien upon and security interest in and to the following property: (i) all that capital stock of, or membership interest of Pledgor in, each Subsidiary of Pledgor, as more particularly described on Exhibit "A" attached hereto and by reference incorporated herein, together with all replacements, substitutions, renewals or extensions thereof, and all cash, additional securities, subscription rights, interest, dividends, options, warrants, instruments or other property or rights at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing (hereinafter collectively referred to as the "Pledged Securities"), and (ii) all proceeds of the foregoing (hereinafter, the property described in (i) and (ii) above, shall sometimes be collectively referred to as the "Collateral").

2.       OBLIGATIONS SECURED.

         This Agreement is made to secure all Obligations of Pledgor to Lender whatsoever, whether existing as of the date hereof or hereafter arising.

3.       REPRESENTATIONS AND WARRANTIES OF PLEDGOR.

         Pledgor represents and warrants to Lender (which representations and warranties shall be deemed to be renewed as of the date of each renewal or extension of credit in respect of any of the Obligations) that:

         (a) Pledgor is the sole legal and equitable owner of the Collateral and holds the same free and clear of all liens, charges, options, restrictions on sale, transfer or disposition, encumbrances and security interests of every kind and nature whatsoever (except those in favor of Lender).

         (b) Pledgor has full power and authority to make the collateral assignment of the Collateral evidenced hereby and, when, executed this Agreement will constitute the valid obligations of Pledgor, legally binding on Pledgor and enforceable in accordance with the terms hereof. The undersigned is duly authorized and empowered to execute this Agreement for and on behalf of Pledgor.

         (c) No consent or approval of any other person or entity (including, without limitation, any shareholders or directors of Pledgor) and no consent, license, approval or authorization of any governmental authority, bureau or agency is required in connection with the execution, delivery, performance, validity and enforceability of this Agreement.

4.       COVENANTS WITH RESPECT TO COLLATERAL.

         Pledgor agrees with Lender with respect to the Collateral as follows:

         (a) Unless an Event of Default (as hereinafter defined) shall have occurred, Pledgor shall be entitled to (i) vote any Pledged Securities and give any consents, waivers and ratifications in respect thereof, provided no vote shall be cast or consent, waiver or ratification given or action taken by Pledgor which, in the sole judgment of Lender would impair the value or marketability of the Pledged Securities and (ii) receive all interest and/or cash dividends or distributions paid with respect to the Pledged Securities, if and to the extent then permitted to be paid to Pledgor under the Loan Agreement (or otherwise expressly approved in writing by Lender).

         (b) Pledgor will cause any additional securities or property issued to or received by Pledgor with respect to any of the Collateral, whether or not for value paid by Pledgor, to be promptly deposited with and pledged to Lender pursuant hereto. Upon delivery thereof, such additional securities or property shall constitute Collateral hereunder.

         (c) Pledgor agrees that all Collateral now or hereafter so deposited and pledged or substituted by Pledgor will be accompanied by proper instruments of assignment duly executed in blank by Pledgor, all as Lender may require.

         (d) If an Event of Default has occurred, Pledgor shall cooperate with and assist Lender in its efforts to dispose of all or any portion of the Pledged Securities.

5.       DEFAULT REMEDIES.

         Upon the occurrence or existence of any Event of Default, or at any time thereafter (such default not having been previously cured), Lender, at its option, may declare all of the Obligations to be immediately due and payable, whereupon the same shall become immediately due and payable without presentment, demand, protest, notice of non-payment or any other notice required by law relative thereto, all of which are hereby expressly waived by Pledgor, anything contained herein to the contrary notwithstanding. If any note constituting Obligations shall be a demand instrument, however, the recitation of the right of Lender to declare any and all Obligations to be immediately due and payable, which is contained in this Agreement, as well as the recitation of the above events permitting Lender to declare all Obligations due and payable, shall not constitute an election by Lender to waive its right to demand payment under a demand at anytime and in any event, as Lender in its discretion may deem appropriate.

          In addition, upon the occurrence of any of the above Events of Default and at any time thereafter (such default not having previously been cured) or on or after demand for payment of any of the Obligations, Lender, without notice or demand, (i) shall be entitled to collect and receive all payments in respect of the Collateral, (ii) may exercise all rights of Pledgor with respect thereto and
(iii) may sell the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, all as Lender shall deem appropriate, in its sole discretion. Upon consummation of any such sale Lender shall have the right to assign, transfer and delivery to the purchase or purchasers thereof the Collateral so sold. Each such purchaser at any sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Any sale of the Collateral, or a portion thereof, may be sold in one lot as an entirety or in separate lots, as Lender may (in its sole and absolute discretion) determine. Lender shall not be obligated to sell the Collateral if it shall determine not to do so. In case sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by Lender until the sale price is paid by the purchaser or purchasers thereof, but Lender shall not incur any liability if any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again. As an alternative to exercising the power of the sale herein conferred upon it, Lender may proceed by a suit or suits at law or in equity to foreclose this agreement and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court of courts of competent jurisdiction. The rights of Lender specified herein shall be in addition to, and not in limitation of, its rights under the Uniform Commercial Code of Georgia, as amended from time to time (the "Code") (regardless of whether the Code has been enacted in the jurisdiction where the rights or remedies are asserted) or under any other statute or rule of law conferring rights similar to those conferred by the Code, and under the provisions of any other instrument or agreement executed by Pledgor in favor of Lender. Lender shall give Pledgor written notice of the time and place of any public sale of the Collateral or the time after which any other intended disposition thereof is to be made, except when the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The requirement of sending reasonable notice shall be met if such notice is given to Pledgor at the last address shown on Lender's records at least five (5) days before such disposition.

         The proceeds of the sale of the Collateral sold pursuant to this section hereof shall be applied by Lender as follows: First, to the payment of all costs and expenses incurred by Lender in connection with such sale, including, but not limited to, all court costs and reasonable attorneys' fees and to the payment of all costs and expenses paid or incurred by Lender in the exercise of any right or remedy granted to Lender hereunder; Second, to the payment in full of the Obligations, to the extent not previously paid; and Third, to Pledgor (or as otherwise may be required by law), any remainder of such proceeds.

6.        LENDER APPOINTED ATTORNEY-IN-FACT.

          Pledgor hereby irrevocably appoints Lender as Pledgor's attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Lender shall have the right and power (i) to receive, endorse and collect all checks and other orders for the payment of money made payable to Pledgor representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof and to give full discharge for the same and (ii) to execute and delivery, either in Pledgor's or Lender's name, stock powers, bond powers or other instruments of assignment necessary in the premises.

7.       MISCELLANEOUS.

         (a) Entire Agreement; Amendment. This Agreement constitutes and contains the entire understanding of the parties and supersedes and cancels any pre-existing agreements or understandings between the parties relating to the subject matter hereof. This Agreement may not be amended or modified, nor may any Collateral be released, except by a writing signed by Lender.

          (b) Waiver. Each and every right granted to Lender under this Agreement, or any other document delivered hereunder or in connection herewith or allowed by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of Lender to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right preclude any other or future exercise thereof or the exercise of any other right. No waiver by Lender of any default hereunder shall constitute a waiver of any subsequent default.

         (c) Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, construed and interpreted in accordance with the laws of the State of Georgia.

         (d) Further Assurances. Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as Lender may at any time request in connection with the administration and enforcement of this Agreement or relative to the Collateral or any part thereof or in order better to assure and confirm unto Lender its rights and remedies hereunder.

         (e) Timeliness of Performance. Time is of the essence in this Agreement.

         (f) Survival. All representations, warranties, and covenants made herein shall survive the execution and delivery of the Obligations and any other agreement hereunder.

         (g) Binding Effect. The terms of this Agreement shall be binding upon and inure to the benefit of each party hereto and their respective heirs, successors and assigns.

         (h) Headings. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

         (i) Use of Terms. The terms used in this Agreement which are defined in the Code shall have the meanings given such terms in the Code. Whenever used, the singular shall be deemed to include the plural and the plural the singular. As used herein the term "Pledgor" shall mean each of the undersigned jointly and severally, if more than one.

         (j) Termination. This Agreement shall be in full force and effect until the Obligations have been indefeasibly paid in full and such payments are no longer subject to rescission, recovery or repayment upon any bankruptcy, insolvency, reorganization, moratorium, receivership or similar proceeding affecting Borrower or Obligor, and Lender shall not be obligated to extend any further Obligations and has terminated this Agreement in writing.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal as of the day and year first above written.

                                        "PLEDGOR"

                                        SIMIONE CENTRAL HOLDINGS, INC. (SEAL)

                                        By:
                                           ------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                        Attest:
                                               --------------------------------
                                           Name:
                                                 ------------------------------
                                           Title:
                                                 ------------------------------

                                        SIMIONE CENTRAL CONSULTING, INC. (SEAL)

                                        By:
                                           ------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                -------------------------------


                                        Attest:
                                               --------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                        SC HOLDING, INC. (SEAL)

                                        By:
                                           ------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                -------------------------------


                                        Attest:
                                               --------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                        Accepted:

                                        "LENDER"

                                        "WACHOVIA BANK, N.A.

                                        By:
                                           ------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                           SECURITIES PLEDGE AGREEMENT

                                    EXHIBIT A



                                               Capital Stock or
                                               Membership
                                               Interests                 Certificate Nos.
Subsidiary Name                                Being Pledged              (if applicable)       Owner
---------------                                -------------              ---------------       -----
SC Holding, Inc.                                      100                       38              Simione Central
                                                                                                Holdings, Inc.
Simione Central, Inc.                                 100                       001             SC Holding, Inc.

Simione Central National, L.L.C.                      100                        1              SC Holding, Inc.

Simione Central Consulting, Inc.                      100                        1              SC Holding, Inc.

Benchmark Healthcare Consulting, Inc.                  --                       --              Simione Central
                                                                                                Consulting, Inc.
Dezine Healthcare Solutions, LLC                       --                       --              SC Holding, Inc.

KSI Acquisitions, L.L.C.                               --                       --              SC Holding, Inc.

InfoMed, Inc.                                          --                       --              SC Holding, Inc.

                                   EXHIBIT "H"

                              AGREEMENT OF JOINDER

         THIS AGREEMENT OF JOINDER (this "Agreement") is made as of _____________ 19_, by [NEW SUBSIDIARY GUARANTOR], a [State] corporation ("New Subsidiary Guarantor"), to and in favor of Wachovia Bank, National Association ("Lender"), in connection with, and in furtherance of, the terms of that certain Loan and Security Agreement, dated as of May 11, 1998, as may be modified or amended to date, among the parties identified therein as the "Borrower," the "Subsidiary Guarantors" identified as such therein, and Lender (the "Loan Agreement"). Capitalized terms used in this Agreement, but not expressly defined herein, shall have the meanings given to such terms in the Loan Agreement.

Preamble. New Subsidiary Guarantor is a direct or indirect Subsidiary of Borrower. New Subsidiary Guarantor has received and reviewed copies, as signed, of the Loan Agreement, and each other Loan Document, and has satisfied itself in regard thereto. It is the desire and intent of New Subsidiary Guarantor that New Subsidiary Guarantor be added as a Subsidiary Guarantor under the Loan Agreement, thereafter to be bound thereby. Accordingly, for value received, the receipt and sufficiency of which are hereby acknowledged, New Subsidiary Guarantor covenants and agrees as follows:

         1. Assumption. New Subsidiary Guarantor hereby accepts, assumes, affirms and agrees to be bound by all the terms, covenants and conditions of the Loan Agreement as a "Subsidiary Guarantor" thereunder as fully and completely as if New Subsidiary Guarantor were an original party thereto. Subject to New Subsidiary Guarantor's compliance with Section 2 below, Agent consents to and approves the addition of New Subsidiary Guarantor as a New Subsidiary Guarantor.

         2. Further Assurances. Concurrently herewith, New Guarantor shall cause to be delivered to Lender such documents, instruments, certificates and agreements as Lender may reasonably request to give effect hereto, including, without limitation, those documents (or substantially the same variations thereof) described in Section 6.2 of the Loan Agreement, as, and to the extent, they relate to New Subsidiary Guarantor.

         3. Miscellaneous. This Agreement shall itself constitute a Loan Document and be governed accordingly as provided in the Loan Agreement.

         4. Effectiveness. This Agreement shall become effective upon its acceptance by the Agent, as prescribed herein below.

         WITNESS the hand and seal of New Subsidiary Guarantor, effective as of the date first above written.

                                      "NEW SUBSIDIARY GUARANTOR"

                                      [NEW SUBSIDIARY GUARANTOR]

                                      By
                                        --------------------------------------
                                        Title:
                                              --------------------------------

                                      Attest:

                                        Title:
                                              --------------------------------

Accepted:


WACHOVIA BANK,  N.A.

By:
   -------------------------------
   Name:
        --------------------------
   Title:
         -------------------------

                                   EXHIBIT "I"

                           TELEPHONE INSTRUCTION LETTER

                                  May 11, 1998

Wachovia Bank,
National Association
191 Peachtree Street, N.E.
Atlanta, Georgia 30303
Attention: Central Region Corporate

Ladies and Gentlemen:

         Please refer to that certain Loan and Security Agreement, dated of even date herewith, among you, us and the "Subsidiary Guarantors" identified as such therein ("Loan Agreement").

         From the proceeds of any Advances which you make to us under the Loan Agreement, we hereby authorize and direct you to make disbursements from time to time for our account to our bank account number ______________ maintained with ____________________ ____________ of _______________, _______________ upon receipt of telephone instructions from any of the following persons or their respective designees, which Persons shall also be authorized and empowered to obtain Letters of Credit for our account from you:


          Name                                           Title
          ----                                           -----
----------------------------                 -----------------------------

----------------------------                 -----------------------------

----------------------------                 -----------------------------


         You shall have no liability to us whatsoever for acting upon any such telephone instruction which you, in good faith, believe was given by any of the above designated persons or their respective designees and you shall have no duty to inquire as to the propriety of any disbursement.

         You shall have the right to accept the telephone instructions of any of the above designated persons or their respective designees unless and until actual receipt by you from us of written notice of termination of the authority of any such designated persons. We may change persons designated to give you telephone instructions only by delivering to you written notice of such change.

         Unless and until you advise us to the contrary, each telephone instruction from the above-named persons or their respective designees shall be followed by a written confirmation of the request for disbursement in such form as you make available from time to time to use for such purpose.

                                       Very truly yours,

                                       SIMIONE CENTRAL HOLDINGS, INC.



                                       By:
                                          ----------------------------------
                                          Name:
                                               -----------------------------
                                          Title:
                                                ----------------------------

                                   MASTER NOTE

         1. FOR VALUE RECEIVED, the undersigned ("Borrower"), promises to pay to the order of WACHOVIA BANK, NATIONAL ASSOCIATION ("Lender"), at the principal office of Lender in Atlanta, Georgia, or at such other place as Lender hereafter may direct in writing, in legal tender of the United States of America, the principal sum of Twenty-Five Million Dollars ($25,000,000), or so much thereof as may be disbursed and remain outstanding from time to time hereafter under that certain "Line of Credit" opened by Lender in favor of Borrower pursuant to the terms of that certain Loan and Security Agreement, dated as of May 11, 1998, among Lender, Borrower and the "Subsidiary Guarantors" named therein (hereinafter, as it may be amended or supplemented from time to time, called the "Loan Agreement"; all capitalized terms used herein, but not expressly defined herein, shall have the meanings given to such terms in the Loan Agreement), the terms and provisions of which are hereby incorporated herein by reference and made a part hereof, on the Termination Date, with interest thereon (computed on the daily outstanding principal balance, for the actual number of days outstanding, on the basis of a 360 day year) on each advance made hereunder from date of advance until paid in full at a rate per annum equal to the Applicable Rate. Unless and except to the extent otherwise expressly provided in the Loan Agreement, accrued interest on the unpaid principal balance hereof from time to time outstanding shall be due and payable monthly, commencing on the first day of the calendar month succeeding the date hereof and continuing on the same day of each succeeding calendar month thereafter and on demand for payment in full of the principal balance hereof.

         2. Borrower agrees, in the event that this Master Note or any portion hereof is collected by law or through an attorney at law, to pay all costs of collection, including, without limitation, reasonable attorneys' fees.

         3. This Note evidences borrowing under, is subject to and secured by, and shall be paid and enforced in accordance with, the terms of the Loan Agreement, and is the "Master Note" defined in Section 1.1 thereof.

         4. Nothing herein shall limit any right granted to Lender by any other instrument or by law or equity.

         5. Borrower hereby waives presentment, demand, protest, notice of presentment, demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be provided for in the Loan Agreement.

         IN WITNESS WHEREOF, Borrower has caused this Note to be signed and sealed as of May 11, 1998.

                                     "BORROWER"


                                     SIMIONE CENTRAL HOLDINGS, INC.
                                     (SEAL)

                                     By:  /s/  James R. Henderson
                                        ----------------------------------
                                        Name:  James R. Henderson
                                             -----------------------------
                                        Title: Chief Executive Officer
                                              ----------------------------


                                     By:   /s/ M. Henry Day, Jr.
                                        ----------------------------------
                                        Name:  M. Henry Day, Jr.
                                             -----------------------------
                                        Title: Secretary
                                              ----------------------------




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